UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

CLEARPOINT NEURO, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ClearPoint Neuro, Inc.

120 S. Sierra Avenue, Suite 100

Solana Beach, California 92075

April 10, 2026

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of ClearPoint Neuro, Inc. to be held on Wednesday, May 20, 2026 at 10:00 a.m., Pacific Time. The meeting will be held in a virtual-only meeting format. You can attend the meeting by visiting https://www.cstproxy.com/clearpointneuro/2026. Additional information on how to attend the meeting is in the accompanying proxy statement.

As described in more detail in the accompanying proxy statement, the meeting is being held for the following purposes: (1) to elect seven directors; (2) to ratify the selection of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; (3) to cast an advisory (non-binding) vote to approve the compensation of our named executive officers; and (4) to approve the ClearPoint Neuro, Inc. Seventh Amended and Restated 2013 Incentive Compensation Plan. Our board of directors recommends that you vote FOR the election of the seven directors named in the accompanying proxy statement and FOR each of the other proposals.

Thank you for your continued support. Your vote is important. We encourage you to vote your proxy in advance of the meeting, even if you plan to attend, to ensure that your shares are represented. Please take the time to read the accompanying proxy statement and vote your proxy.

Very truly yours,

Joseph M. Burnett
Chief Executive Officer and President

Your Vote Is Important. It is important that your shares be represented and voted at the meeting, regardless of the number of shares you own. You are urged to submit your proxy electronically via the Internet as instructed in the accompanying materials. If you attend the meeting, you may, of course, revoke your proxy should you wish to vote at the meeting.

ClearPoint Neuro, Inc.

120 S. Sierra Avenue, Suite 100

Solana Beach, California 92075

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 20, 2026

Dear Stockholder:

The regular Annual Meeting of Stockholders of ClearPoint Neuro, Inc. will be held on Wednesday, May 20, 2026 at 10:00 a.m., Pacific Time. The meeting will be held in a virtual-only meeting format. Information on how to attend the meeting is in the accompanying proxy statement. The meeting will be held for the following purposes:

1.
Election of our Directors. To elect the seven directors named in the accompanying proxy statement to serve until the next annual meeting of stockholders;
2.
Ratification of the Auditors. To ratify the selection of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.
Advisory Approval of Executive Compensation. To cast an advisory (non-binding) vote to approve the compensation of our named executive officers;
4.
Approval of our Seventh Amended and Restated 2013 Incentive Compensation Plan. To approve the ClearPoint Neuro, Inc. Seventh Amended and Restated 2013 Incentive Compensation Plan; and
5.
Other Business. To transact such other business as may properly come before the meeting.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE DIRECTOR NOMINEES NAMED IN THE ACCOMPANYING PROXY STATEMENT AND “FOR” PROPOSALS 2, 3, AND 4.

Only those stockholders of record at the close of business on March 23, 2026 are entitled to notice of, and to vote at, the meeting. As described in more detail in the accompanying proxy statement, you will need the control number included on your Notice of Internet Availability, your proxy card, or on the instructions that accompanied your proxy materials to attend and vote at the meeting. If your shares are held in “street name,” you should contact your bank, broker, or other organization that holds your shares to obtain your control number.

By Order of the Board of Directors,

Ellisa Cholapranee
General Counsel and Secretary

April 10, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 20, 2026. The accompanying proxy statement and the ClearPoint Neuro, Inc. Annual Report to Stockholders for the fiscal year ended December 31, 2025 are available at https://www.cstproxy.com/clearpointneuro/2026.

ClearPoint Neuro, Inc.

120 S. Sierra Avenue, Suite 100

Solana Beach, California 92075

PROXY STATEMENT
FOR 2026 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Why am I receiving this Proxy Statement?

ClearPoint Neuro, Inc. (“ClearPoint,” “we,” “us,” “our” or the “Company”) prepared this Proxy Statement for its 2026 Annual Meeting of Stockholders and any adjournment or postponement thereof (the “Annual Meeting”). This Proxy Statement includes information that we are required to provide to you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares. We are soliciting proxies pursuant to this Proxy Statement for use at the Annual Meeting. Our proxy materials will be sent or made available to stockholders on or about April 10, 2026.

When is the Annual Meeting?

The Annual Meeting is scheduled to begin at 10:00 a.m., Pacific Time, on Wednesday, May 20, 2026. The Annual Meeting will be held in a virtual-only meeting format and will be conducted exclusively by audio webcast. We believe this technology provides expanded access, improved communication and cost savings for our stockholders. Hosting a virtual meeting enables increased stockholder attendance and participation from any location around the world. No physical in-person meeting will be held.

Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

In accordance with SEC rules, we opted to use the Internet as the primary means of furnishing proxy materials to our stockholders. Accordingly, unless a stockholder previously elected to receive printed copies of our proxy materials, a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) has been sent to stockholders instead of mailing printed copies.

How can I sign up to receive proxy materials by email?

The Notice of Internet Availability and proxy card or voting instruction form included with the proxy materials you received contain instructions on how to request electronic delivery of future proxy materials. Choosing to receive your future proxy materials by email will eliminate the cost of printing and mailing documents and will reduce the associated environmental impact. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

How do I attend the Annual Meeting?

You will be able to attend the Annual Meeting by visiting https://www.cstproxy.com/clearpointneuro/2026. We encourage you to log-in for the Annual Meeting prior to the start time, leaving ample time to check in.

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, or “Continental” (i.e., you are the stockholder of record), please follow the instructions included in the Notice of Internet Availability, which contains the URL address (https://www.cstproxy.com/clearpointneuro/2026), along with your control number. You will need your control number included in the Notice of Internet Availability or, if you requested printed copies be sent to you by mail, on your proxy card or in the instructions that accompanied your proxy materials, to attend the Annual Meeting. If you do not have your control number, please contact Continental by telephone at 917-262-2373 or by email at proxy@continentalstock.com.

If your shares are held in the name of your broker, bank or other nominee, you must contact your broker, bank or other nominee and obtain a legal proxy to attend the Annual Meeting. Once you obtain your legal proxy, please contact Continental (by telephone or by email as described above) to have a control number generated for the Annual Meeting.

What is a proxy?

It is your legal designation of another person, called a “proxy,” to vote the stock you own. The document that designates someone as your proxy is also called a proxy or a “proxy card.”

Who is paying the costs to prepare this Proxy Statement and solicit my proxy?

We will pay all expenses in connection with the solicitation of the proxies. Our directors and employees may solicit proxies in person, by telephone, or by other means of communication. None of our directors or employees will be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, dealers and other similar organizations for the cost of forwarding proxy materials to beneficial owners.

In addition, we retained the services of Sodali & Co (“Sodali”) to help solicit proxies for an estimated fee of $10,000 plus expenses. Sodali may conduct this proxy solicitation by mail, telephone, facsimile, email, other electronic channels of communication, or otherwise.

If you have questions about how to vote or direct a vote in respect of your shares or about the proposals, you may contact Sodali at:

Sodali & Co
333 Ludlow Street - 5th Floor
South Tower
Stamford, Connecticut 06902
Tel: (800) 662-5200
Banks and brokers call: (203) 658-9400
Email: CLPT.info@investor.sodali.com

Can I ask questions at the Annual Meeting?

Stockholders who attend the Annual Meeting will have an opportunity to submit questions during a designated portion of the Annual Meeting. You must have your control number provided in the Notice of Internet Availability.

Will the Company’s directors attend the Annual Meeting?

We encourage, but do not require, our directors to attend annual meetings of stockholders, recognizing that from time-to-time scheduling conflicts may occur that will prevent a director from attending.

VOTING MATTERS

Who is entitled to attend and vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date, or their legal proxy holders, are entitled to receive notice of, and to vote, at the Annual Meeting. The record date for the Annual Meeting is March 23, 2026. As of the record date, we had 29,986,016 shares of common stock outstanding.

Stockholders of Record: Shares Registered in Your Name. If at the close of business on the record date, your shares were registered directly in your name with Continental, then you are a stockholder of record. As a stockholder of record, you may submit your vote online at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to authorize a proxy to vote your shares by following the instructions in this Proxy Statement to ensure that your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If at the close of business on the record date, your shares were held in an account at a broker, bank or other nominee, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that broker, bank or other nominee. The broker, bank or other nominee holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct the broker, bank or other nominee holding your shares on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not attend or vote your shares at the Annual Meeting unless you request and obtain a legal proxy from your broker, bank or other nominee.

How many shares must be present to constitute a quorum for the Annual Meeting?

A quorum is necessary to hold the Annual Meeting. A quorum will be present if the holders of a majority in voting power of the shares of our common stock outstanding and entitled to vote at the Annual Meeting are present during the Annual Meeting or represented by proxy.

Your shares will be counted for purposes of determining if there is quorum if you are entitled to vote and you are present during the Annual Meeting or you have properly voted by proxy online, by phone or by submitting a proxy card or voting instruction form by mail. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present.

In the absence of a quorum, the Annual Meeting may be adjourned, from time to time, either by the chairman of the meeting or the holders of a majority of the voting power of the shares represented thereat.

How many votes do I have and can I cumulate my votes?

You have one vote for every share of our common stock that you own. Cumulative voting is not allowed.

What am I voting on and what does the Company’s Board of Directors (“Board”) recommend?

You will be asked to vote on the following items:	Our Board recommends that you vote:

◦ Proposal No. 1: To elect the seven nominees named herein to serve on our Board until the 2027 Annual Meeting of Stockholders;	◦ “FOR” the election of each of the seven nominees named herein
◦ Proposal No. 2: To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;	◦ “FOR”
◦ Proposal No. 3: To approve on an advisory (non-binding) basis the compensation of our named executive officers; and	◦ “FOR”
◦ Proposal No. 4: To approve our Seventh Amended and Restated 2013 Incentive Compensation Plan.	◦ “FOR”

How do I vote?

You are invited to attend the Annual Meeting online to vote on the proposals described in this Proxy Statement during the meeting, however, you may vote your shares by simply following the instructions below to vote via the Internet or by mail. Even if you intend to attend the Annual Meeting, we encourage you to vote your shares in advance using one of the methods described below to ensure that your vote will be represented at the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name. If, on the record date, your shares were registered directly in your name with our transfer agent, Continental, then you are a stockholder of record and you may vote those shares as follows:

•
During the Annual Meeting: You may attend the Annual Meeting online and vote during the meeting online by visiting https://www.cstproxy.com/clearpointneuro/2026. You will be asked to provide the control number to access this site.
•
By Internet: Complete an electronic proxy card at https://www.cstproxy.com/clearpointneuro/2026. You will be asked to provide the control number from your Notice of Internet Availability. Please vote by 11:59 p.m. Eastern Time on the day before the Annual Meeting to ensure that your vote is counted.
•
By Mail: Complete, sign and date the proxy card that may be delivered to you and return it promptly in the envelope provided. The proxy holders identified in the proxy card will vote all shares of our common stock represented by a properly completed and executed proxy received in time for the Annual Meeting in accordance with the stockholder’s instructions. If you submit your executed proxy but do not fill out the voting instructions on the proxy card, the shares represented by your proxy will be voted “FOR” each of the director nominees identified in this Proxy Statement and “FOR” each of Proposals 2, 3, and 4. If any other matter is properly presented at the Annual Meeting, the proxy holders will vote shares represented by a proxy submitted by a stockholder in accordance with the recommendation of our board of directors.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If, on the record date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name.” The organization holding those shares is considered to be the stockholder of record for purposes of the Annual Meeting. As a beneficial owner, you have the right to direct the organization holding those shares regarding how to vote such shares. You should have received a notice containing voting instructions from the organization that holds those shares. Follow the instructions provided by that organization to ensure that your vote is counted. If you wish to vote online during the Annual Meeting, you must obtain a legal proxy from the organization that holds those shares and contact Continental to have a control number generated for the Annual Meeting by following the instructions set forth on page 1 under “How do I attend the Annual Meeting?”. A legal proxy is a written document that authorizes you to vote your shares held in street name at the Annual Meeting. Please contact the organization that holds your shares for instructions regarding obtaining a legal proxy.

We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions, however, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

What happens if I do not vote?

Stockholder of Record: If you are a stockholder of record and do not vote by completing your proxy card, through the Internet or during the Annual Meeting, your shares will not be voted.

Beneficial Owner: If you are a beneficial owner of our shares, the organization that holds such shares may vote your shares only on certain of the proposals described in this Proxy Statement without receiving voting instructions from you. If you hold your shares in street name and you do not submit voting instructions to the organization that holds your shares, whether that organization may exercise its discretion to vote your shares depends on whether a particular proposal is considered a “routine” or “non-routine” matter under the rules of the New York Stock Exchange applicable to securities intermediaries (even though we are a Nasdaq-listed company).

We expect the organization that holds your shares will have discretionary voting authority to vote your shares on proposals considered to be “routine” matters even if that organization does not receive voting instructions from you. However, certain organizations may elect not to vote shares without an instruction from the beneficial owner even if they have discretionary authority to do so. We expect Proposal 2 to be considered a “routine” matter.

On the other hand, if you do not provide voting instructions to the organization that holds your shares, we do not expect that those shares will be voted on any proposal considered a “non-routine” matter because the organization that holds your shares typically lacks discretionary authority to vote uninstructed shares on non-routine matters. We expect Proposals 1, 3 and 4 to be considered “non-routine” matters.

Organizations may reach conclusions regarding their ability to vote your shares on a particular proposal that differ from our expectations expressed in this Proxy Statement. Accordingly, we encourage you to provide voting instructions to the organization that holds your shares on all proposals to ensure that your vote is counted. We expect that organizations will vote shares as you have instructed.

What is a “broker non-vote”?

A “broker non-vote” occurs if the organization that holds your shares cannot vote your shares on a particular matter because it has not received instructions from you and it does not have discretionary voting authority on that matter or because the organization that holds your shares chooses not to vote on a matter for which it does have discretionary voting authority.

Can I change my mind and revoke my proxy?

Stockholder of Record: Yes. If you are a stockholder of record, you may revoke your proxy and change your vote:

•
During the Annual Meeting: By attending the Annual Meeting online and voting during the meeting as described above. Your attendance at the Annual Meeting will not automatically revoke your proxy unless you properly vote during the Annual Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation that is received by our Secretary prior to the Annual Meeting. Any such notice is to be sent to ClearPoint Neuro, Inc., Attn: Corporate Secretary, 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075.
•
By Internet: By using the online voting method described above, in which case only your latest Internet proxy received before the deadline for online voting will be counted.
•
By Mail: By signing and returning a new proxy card dated as of a later date, in which case only your latest proxy card received prior to the Annual Meeting will be counted.

Beneficial Owner: If you are a beneficial owner of shares held in street name, follow the instructions provided by the organization that holds your shares.

What if I receive more than one Notice of Internet Availability?

If you receive more than one Notice of Internet Availability, your shares may be registered in more than one name or held in different registered accounts. Please follow the voting instructions on each Notice of Internet Availability to ensure that all of your shares are voted. We also recommend that you contact your broker or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, and can be reached at (212) 509-4000.

What is the vote required to elect directors or to approve each proposal?

Election of Directors

If a quorum is present at the Annual Meeting, the election of directors will be determined by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election. Accordingly, the seven nominees receiving the most “FOR” votes of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election will be elected.

You may vote “FOR” or “WITHHOLD” authority to vote for each of the director nominees. If you “WITHHOLD” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. Broker non-votes will have no effect on the election of directors.

Other Proposals

With respect to each of Proposals 2, 3, and 4, if a quorum is present at the Annual Meeting, each such proposal will be approved by our stockholders if a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote generally on the subject matter, vote “FOR” the proposal. You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on any or all these proposals. Abstentions will have the same effect as a vote AGAINST these proposals. Broker non-votes will have no effect on the outcome of these proposals. However, we expect Proposal 2 to be considered a routine matter and brokers, and other nominees may generally vote in their discretion on routine matters, and therefore broker non-votes are not expected on this proposal.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final results are expected to be published in a Current Report on Form 8-K that we file with the SEC, on or before the fourth business day following the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days following the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

May other matters be raised at the Annual Meeting? How will the meeting be conducted?

Under Delaware law and our governing documents, no other business aside from procedural matters may be raised at the Annual Meeting unless proper and timely notice has been given to us by the stockholders. If other business is properly raised, your proxies have authority to vote in their discretion, including to adjourn the Annual Meeting.

The Chairman of the Annual Meeting has broad authority to conduct the Annual Meeting so that the business of the Annual Meeting is carried out in an orderly and timely manner. In doing so, the Chairman has broad discretion to establish reasonable rules for discussion, comments and questions during the Annual Meeting.

Do any of the proposals entitle me to a dissenter’s right of appraisal?

Our stockholders are not entitled to dissenters’ rights in connection with any of the proposals to be voted on at the Annual Meeting.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

What is the structure of our Board?

Pursuant to Delaware law and our governing documents, our business and affairs are managed under the direction of our Board. Our Board is our ultimate decision-making and oversight body, except with respect to matters reserved to the stockholders. The directors are charged with the responsibility of exercising their fiduciary duties to act in our best interest and the best interest of our stockholders. Our Board selects and oversees members of executive management who have the authority and responsibility for the conduct of the day-to-day operations of our business.

The number of directors that constitutes our Board is fixed from time to time by a resolution adopted by the affirmative vote of a majority of the authorized number of directors on our Board. On an annual basis, the Corporate Governance and Nominating Committee of our Board (the “Corporate Governance and Nominating Committee”) will consider the size and composition of our Board and report to our Board the results of its review and any recommendations for change. Currently, the number of directors that may serve on our Board is fixed at eight. Immediately prior to the Annual Meeting, the number of directors that may serve on our Board will be fixed at seven. Our directors stand for election at each annual meeting of the stockholders and serve on our Board until the next annual meeting of the stockholders and until their successor has been duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

How are nominees evaluated? What are the minimum qualifications?

The Corporate Governance and Nominating Committee is responsible for recommending to the Board the type of skills and qualifications required of directors, based on our needs from time to time. In evaluating candidates for director, the Corporate Governance and Nominating Committee may consider several factors, including relevant experience, education, independence, commitment, prominence and understanding of the Company’s business, as well as any other factors it deems relevant. The Board will nominate individuals to serve on our Board only from director candidates screened and approved by the Corporate Governance and Nominating Committee and recommended to the Board.

The directors’ experiences, qualifications and skills that the Corporate Governance and Nominating Committee considered in their nomination are included in their individual biographies.

Who are the nominees this year?

Upon the recommendation of the Corporate Governance and Nominating Committee, our Board has nominated the following seven persons to serve as directors: Joseph M. Burnett, R. John Fletcher, Lynnette C. Fallon, B. Kristine Johnson, Matthew B. Klein, Linda M. Liau and Timothy T. Richards. If elected, each such nominee will serve on our Board until the 2027 Annual Meeting of Stockholders and until their successor has been duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal. We anticipate that each of these nominees will be available for election, but if a situation arises in which he or she is unavailable, the proxy will be voted in accordance with the best judgment of the named proxies unless directed otherwise therein. Pascal E.R. Girin, one of our incumbent directors, has declined to be nominated for re-election at the 2026 annual meeting. Accordingly, Mr. Girin’s service as Board member will end at the 2026 annual meeting. The Company expresses appreciation for Mr. Girin’s contributions.

There are no arrangements between any director or director nominee and any person or entity pursuant to which any individual was or is to be selected as a director or nominee.

What are the backgrounds and qualifications of this year’s nominees?

Information about the following seven individuals nominated as directors is provided below.

Director Nominees	Age
Joseph M. Burnett	49
R. John Fletcher	80
Lynnette C. Fallon	66
B. Kristine Johnson	74
Matthew B. Klein	54
Linda M. Liau	59
Timothy T. Richards	68

Joseph M. Burnett joined us as President and Chief Executive Officer and became a member of our Board of Directors in November 2017. Before joining our Company, Mr. Burnett served as Vice President and General Manager of Neuro Diagnostics and Therapy at Philips, a publicly-traded global health technology company, since March 2016. Prior to serving in such role, Mr. Burnett was the Senior Vice President and Business Leader of Image Guided Therapy Devices at Philips and General Manager of Volcano Corporation (a Philips company) from February 2015 to March 2016. Before joining Philips, Mr. Burnett worked for Volcano Corporation, where he served in various positions from November 2004 to February 2015, most recently as Executive Vice President and General Manager of its Coronary & Systems Business Unit. Prior to joining Volcano Corporation, Mr. Burnett served as an R&D Engineer and Product Manager at Guidant Corporation from August 1999 to November 2004 and worked as a Bio-Medical Engineering Researcher at Duke University from May 1998 to May 1999. Mr. Burnett holds an MBA from The Fuqua School of Business at Duke University and a B.S.E. degree in Bio-Medical Engineering from Duke University. As our Chief Executive Officer, and as a result of his substantial leadership experience and expertise in the medical device industry and neurology, we believe Mr. Burnett offers a unique understanding of our business and industry that is invaluable to our Board.

R. John Fletcher joined our Board in May 2017 and currently serves as Chairman of our Board. Mr. Fletcher founded Fletcher Spaght in 1983 where, as Managing Partner emeritus, he remains active in both the consulting practice and venture capital activities, with analytical insights and creative solutions derived from his years of experience with clients, portfolio companies and the investment community. Mr. Fletcher works across Fletcher Spaght’s practice groups, with a focus on healthcare. He has particular interests in devices, specifically in cardiology, cardiac surgery, and orthopedics, as well as in biopharma and healthcare IT. Prior to founding Fletcher Spaght, Mr. Fletcher was a Senior Manager at The Boston Consulting Group, advising a broad range of companies in healthcare and high technology industries. Mr. Fletcher serves on the Boards of Directors of KORU Medical Systems (Nasdaq: KRMD) and Metabolon, and served on the Boards of Directors of Spectranetics until it was acquired by Philips in August 2017 and OptiNose, Inc. until it was acquired by Paratek Pharmaceuticals, Inc. in March 2025. He serves on the Board of Advisors of Beth Israel Deaconess Medical Center and the Whitehead Institute at MIT. Mr. Fletcher received his MBA from Southern Illinois University, an MS in International Finance from Central Michigan University, and a BBA in Marketing from George Washington University. He was an Instructor for courses in international business and a Ph.D. Candidate at the Wharton School of the University of Pennsylvania. He served as a Captain and jet pilot in the U.S. Air Force and continues to be active in aviation. We believe Mr. Fletcher brings strategic insight, leadership and a wealth of experience in healthcare to our Board. He has experience as a director on several publicly traded company Boards. Mr. Fletcher was named 2018 Director of the Year by The National Association of Corporate Directors (NACD) for his work leading to the turnaround at Spectranetics, as well as his contributions leading the success of other companies.

Lynnette C. Fallon joined our Board in July 2021. Ms. Fallon is currently a Senior Advisor at Axcelis Technologies, Inc. (Nasdaq: ACLS), a provider of equipment and service solutions for the semiconductor manufacturing industry, with locations in eight countries. Ms. Fallon served as Axcelis’ Executive Vice President, HR/Legal from May 2005 until February 2025, also holding the roles of General Counsel and Secretary from 2001 until December 2024. As a member of Axcelis’ executive team for more than 20 years, Ms. Fallon was involved with business development, financial and tax management, investor relations, public offerings, M&A, risk management, executive compensation, and all aspects of international corporate compliance. Before joining Axcelis, Ms. Fallon worked at the Boston law firm of Palmer & Dodge LLP as a partner from 1992 to 2001, prior to which she was an associate since 1987. During her more than 10 years at Palmer & Dodge, Ms. Fallon’s work was primarily for clients in the biotech industry. She was head of Palmer & Dodge’s business law department for the three years prior to joining Axcelis. Ms. Fallon’s M&A and financial transaction experience began in 1984 at a Wall Street boutique firm, doing tax-driven LBOs, venture capital and private equity transactions. She represented a contract research organization (CRO), Primedica, which was acquired by Charles River Labs in February 2001. She holds a J.D., cum laude, from the School of Law at Boston University and a B.A. with departmental and general honors, Phi Beta Kappa, from Vassar College. We believe that Ms. Fallon is qualified to serve on our Board given her extensive business and leadership experience, including demonstrated public governance audit and performance leadership, capital markets and financial acumen, and legal expertise, particularly with strategic transactions in the biopharma and CRO fields.

B. Kristine Johnson joined our Board in September 2019. Ms. Johnson served as President and General Partner of Affinity Capital Management, a venture capital firm that invested primarily in seed and early-stage health care companies in the U.S., from 2000 to 2024. Prior to working for Affinity Capital Management, Ms. Johnson was employed for seventeen years at Medtronic, Inc., a manufacturer of cardiac pacemakers, neurological and spinal devices and other medical products, serving most recently as Senior Vice President and Chief Administrative Officer from 1998 to 1999. Her experience at Medtronic also includes service as President of the Vascular business and President of the Tachyarrhythmia Management business, among other roles. Ms. Johnson serves on the Board of Directors of Atricure, Inc. (Nasdaq: ATRC). She was previously lead director of the Piper Sandler Board and was recognized in 2018 by NACD for excellence in the boardroom. She has also served on the Boards of Directors for several public and private medical technology companies. Ms. Johnson earned a bachelor’s degree, summa cum laude, from St. Olaf College. She is also a recipient of the college’s Distinguished Alumni Award. We believe that Ms. Johnson’s extensive experience with health care companies and her leadership experience qualify her to serve on our Board.

Matthew B. Klein joined our Board in April 2020. Dr. Klein serves as the Chief Executive Officer and President of PTC Therapeutics, Inc., or “PTC.” Dr. Klein joined PTC in October 2019 as Global Head Gene and Mitochondrial Therapies, became Chief Development Officer in April 2020, assumed the role of Chief Operating Officer in January 2022, and became Chief Executive Officer and President in March 2023. Prior to joining PTC, Dr. Klein was Chief Executive Officer and a Director of BioElectron Technology Corporation, or “BioElectron,” from 2018 to 2019. Dr. Klein served as the Chief Medical Officer of BioElectron from 2013 to 2019 and was Senior Vice President, Clinical Science at BioElectron from 2012 to 2013. Dr. Klein has a B.A. from the University of Pennsylvania, an M.D. from Yale University School of Medicine and an M.S. in epidemiology from the University of Washington School of Public Health. We believe that Dr. Klein is qualified to serve on our Board because of his medical background, leadership experience and gene therapy and biopharmaceutical industry expertise.

Linda M. Liau joined our Board in November 2021. She is a Professor at the David Geffen School of Medicine at UCLA, and has served as the W. Eugene Stern Chair of the Department of Neurosurgery at the David Geffen School of Medicine at UCLA since 2017. She is also the Co-Director of the UCLA Brain Tumor Center and Principal Investigator and Director of the NCI-designated UCLA Brain Tumor SPORE (Specialized Program of Research Excellence). Dr. Liau has authored over 200 peer-reviewed research articles and is internationally recognized for her achievements in understanding the immunology of malignant brain tumors and pioneering the use of dendritic cell-based vaccines for glioblastoma. Clinically, she has developed novel ways to map brain function during awake brain tumor surgeries using functional MRI (fMRI) correlates and specializes in surgery for brain tumors in eloquent areas. Dr. Liau received her B.S. and B.A. degrees from Brown University. She earned her M.D. degree from Stanford University and a Ph.D. in Neuroscience from UCLA. After completing her residency and fellowship training in neurosurgery at UCLA, she joined the faculty at the UCLA School of Medicine. While practicing, she earned an MBA from the UCLA Anderson School of Management. We believe that Dr. Liau’s expertise in neurosurgery and her vast leadership experience qualify her to serve on our Board.

Timothy T. Richards joined our Board in March 2014. Mr. Richards serves as the Chief Business Officer at Jana Care, a venture capital funded company focused on chronic kidney and heart disease testing and monitoring, a position he has held since December 2021. Prior to joining Jana Care, Mr. Richards was Chief Commercial Officer for YourBio Health (formerly Seventh Sense BioSystems, Inc.), and former President of Facet Technologies, LLC, a privately held supplier to major diagnostic companies. Additionally, Mr. Richards held executive-level positions within the Covidien organization, first as U.S. President of the Patient Care & Safety Products business unit and subsequently as President of VNUS Medical Technologies following its acquisition by Covidien in 2009. From October 2003 through October 2008, Mr. Richards served as Senior Vice President, Chief Marketing Officer and a member of the Executive Board of B. Braun Medical, Inc. Before joining B. Braun Medical, he held a number of progressive leadership positions throughout the U.S. and in Asia with Becton Dickinson and Company. We believe Mr. Richards brings to our Board extensive leadership experience and expertise in general management, manufacturing and R&D operations, commercial management and strategy in relevant markets and technologies.

How many votes are needed to elect directors?

If a quorum is present at the Annual Meeting, the seven nominees receiving the most “FOR” votes of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election will be elected.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES NAMED ABOVE.

GOVERNANCE OF THE COMPANY

What is corporate governance and how do we implement it?

Corporate governance is a set of rules we established to promote the alignment of management decisions and the interests of our stockholders and other stakeholders, including the conduct of our business and of our directors and executive officers in a legal, transparent and ethical manner. Our management and our Board have reviewed and continue to monitor our corporate governance practices in light of Delaware corporate law, U.S. federal securities laws and Nasdaq Marketplace Rule 5605.

What documents establish and implement our corporate governance practices?

We adopted the charters of our Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee, Code of Business Conduct and Ethics, Guidelines on Governance Issues, Guidelines for Corporate Disclosure, Related Party Transactions Policy, Insider Trading Compliance Policy, Compliance Reporting (Whistleblower) Policy, and Compensation Recoupment Policy for the purpose of increasing transparency in our governance practices as well as promoting honest and ethical conduct, promoting full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by us, and promoting compliance with all applicable rules and regulations that apply to us and our officers and directors.

Our Code of Business Conduct and Ethics applies to all our employees, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) and directors. We intend to disclose future amendments to certain provisions of our Code of Business Conduct and Ethics, or waivers of such provisions, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, persons performing similar functions or our directors on our website at www.clearpointneuro.com.

Where can I access the Company’s corporate governance documents?

The charters of our Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee, our Code of Business Conduct and Ethics, and our Fourth Amended and Restated Bylaws may be accessed at the “Investors” tab of our website at www.clearpointneuro.com. Our Compensation Recoupment Policy is included as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2025. In addition, any stockholder or other interested party may request, without charge, a copy of our corporate governance documents by submitting a written request for any of such materials to ClearPoint Neuro, Inc., Attn: Corporate Secretary, 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075.

How often did our Board meet in 2025?

Our Board held five meetings during 2025. Directors are expected to attend each meeting of our Board and each meeting of those Committees on which they serve. All seven directors nominated for election at the Annual Meeting attended 75% or more of the total number of meetings of our Board and its committees on which they served during the period in which they served as directors in 2025. In addition to meetings, our Board and its committees review and act upon matters through written consent procedures.

We have a policy for attendance by members of our Board at our stockholder annual meetings that encourages directors, if practicable and time permitting, to attend our stockholder annual meetings. Seven members of our Board attended our 2025 Annual Meeting of Stockholders. We expect that all of our Board members will attend the Annual Meeting, if possible.

Who are our independent directors?

Our Board undertook a review of the composition of our Board and its committees and assessed the independence of each director for purposes of Nasdaq Marketplace Rule 5605(a)(2). Based upon information requested from and provided by each director concerning the director’s background, employment and affiliations, including family relationships, our Board determined that none of Dr. Liau, Messrs. Fletcher, Girin and Richards or Mss. Fallon and Johnson, representing six of our eight current directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined in Nasdaq Marketplace Rule 5605(a)(2). In making such determination, our Board considered the relationships that each such director has with us and all other facts and circumstances the Board deemed relevant in determining independence, including the beneficial ownership of our common stock by each director.

What is the leadership structure of the Board, and why is it appropriate for the Company?

Mr. Fletcher presently serves as the Chairman of the Board. Mr. Burnett currently serves as our Chief Executive Officer. Our Board does not have a fixed policy as to whether the role of the Chief Executive Officer and Chairman of the Board should be separate. When the Chairman of the Board is not “independent” within the meaning of Nasdaq Marketplace Rule 5605(a)(2), the chairperson of our Corporate Governance and Nominating Committee, who is independent, acts ex officio as the Lead Independent Director of the Board, with the responsibility for coordinating the activities of the other independent directors and for performing the duties specified in our Guidelines on Governance Issues and such other duties as are assigned from time to time by the Board.

The Lead Independent Director has broad responsibility and authority, including, without limitation, to:

•
serve as the principal liaison on Board-wide issues between the independent members of the Board and the Chairman of the Board;
•
preside at all meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the independent members of the Board; and
•
call meetings of the independent members of the Board.

Our Board has determined that the current separation of Chairman of the Board and Chief Executive Officer is the most appropriate structure at this time as it provides an effective balance between oversight of management and day-to-day leadership. The Board may, at a future date, combine the Chairman of the Board and Chief Executive Officer roles if the Board determines that such a leadership structure would be more beneficial.

What role does our Board play in the oversight of risk management?

Our Board implements its risk oversight function both as a whole and through its committees. Our Board and its committees to which it has delegated responsibility conduct risk assessments and discuss identified risks and how to eliminate or mitigate such risks.

Our Board and its committees oversee risks associated with their respective principal areas of focus, as summarized below. All Board committees report to the full Board as appropriate, including when a matter rises to the level of a material risk.

Board/Committee	Primary Areas of Risk Oversight
Full Board

Strategic, financial and execution risks associated with annual operating and long-term strategic plans, major litigation and other current matters that may present material risk to our operations, plans, prospects or reputation.

Audit Committee	Risks relating to our financial statements, financial reporting process, accounting, legal matters, cybersecurity, and regulatory exposure.

Compensation Committee	Risks related to our compensation structure and benefits plan administration.

Corporate Governance and Nominating Committee	Risks relating to our corporate governance policies and programs and succession planning.

While our Board and its committees oversee our risk management, our management is responsible for day-to-day risk management. Management communicates with our Board and its committees on any material risks and how they are being managed.

How can you communicate with our Board?

Stockholders and other interested parties may send communications to our Board or any of its committees by writing to the Board or the applicable committee, c/o ClearPoint Neuro, Inc., Attn: Corporate Secretary, 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075. The Corporate Secretary will distribute all stockholder and other interested party communications to the intended recipients and/or distribute to the entire Board, as appropriate.

In addition, stockholders and other interested parties may also contact the Chairman of the Board of Directors or the non-management directors as a group by writing to the Chairman of the Board of Directors, c/o ClearPoint Neuro, Inc., Attn: Corporate Secretary, 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075. The Corporate Secretary will forward all stockholder and other interested party communications to the Chairman of the Board of Directors who will review and, if addressed to the non-management directors, distribute all stockholder and other interested party communications to the non-management directors as a group.

What are our complaint procedures?

Complaints and concerns about our accounting, internal accounting controls or auditing matters may be submitted to ClearPoint Neuro, Inc., Attention: Audit Committee Chair, 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075. Alternatively, complaints and concerns about our accounting, internal accounting controls or auditing matters may be submitted, confidentially and anonymously, by calling our Whistleblower Hotline at (877) 778-5463 or by using our confidential web-based service at www.reportit.net.

Are there stock ownership guidelines for our directors and executive officers?

Yes, to further align the interests of our directors and executive officers with our stockholders and to promote our commitment to sound corporate governance, we adopted the ClearPoint Neuro, Inc. Executive Officer and Director Stock Ownership Guidelines in June 2021. Pursuant to these guidelines, each executive officer and director is required to be in compliance with the guidelines by five years from their appointment to an executive position or the Board. Our Chief Executive Officer is required to own shares with a value equal to 500% of his annual base salary and our other officers subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), are required to own shares with a value equal to 100% of their annual base salary. Our non-employee directors are required to own shares with a value equal to at least 400% of their annual base retainer for service on the Board excluding retainers for service on its committees, if any. Under the guidelines, beneficial ownership includes shares owned directly by the individual or the individual’s family members residing in the same household; shares held in trust for the benefit of the individual, the individual’s family members residing in the same household; and vested stock options and other awards.

Are there any family relationships between our directors and our executive officers?

There are no family relationships between or among any of our directors and executive officers.

What committees have been established by our Board?

Our Board currently has three standing Committees: the Audit Committee; the Compensation Committee; and the Corporate Governance and Nominating Committee. A copy of the charter for each of those committees is posted on our website at www.clearpointneuro.com.

Who serves on the Board committees?

Our Audit Committee currently consists of Messrs. Girin and Fletcher and Ms. Fallon. Ms. Fallon serves as the Chair of our Audit Committee. Our Board has determined that all the members of the Audit Committee satisfy the independence, experience and other requirements established by the Nasdaq Marketplace Rules, and that Mr. Fletcher is an audit committee financial expert within the meaning of SEC rules.

Our Compensation Committee currently consists of Dr. Liau, Ms. Johnson and Mr. Richards. Ms. Johnson serves as the Chair of our Compensation Committee. Each member of our Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. Our Board has determined that Dr. Liau, Ms. Johnson and Mr. Richards each satisfy the independence standards for compensation committees established by the Nasdaq Marketplace Rules.

Our Corporate Governance and Nominating Committee currently consists of Messrs. Fletcher and Richards and Ms. Fallon. Mr. Richards serves as the Chair of our Corporate Governance and Nominating Committee. Our Board has determined that Messrs. Fletcher and Richards and Ms. Fallon each satisfy the independence standards for corporate governance and nominating committees established by the Nasdaq Marketplace Rules.

What are the responsibilities of the Audit Committee?

The functions of the Audit Committee include:

•
overseeing the audit and other services of our independent registered public accounting firm and being directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm, who will report directly to the Audit Committee;
•
reviewing and pre-approving the engagement of our independent registered public accounting firm to perform audit services and any permissible non-audit services;
•
resolving disputes with our independent registered public accounting firm regarding financial reporting;
•
overseeing compliance with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002, as required;
•
reviewing our annual and quarterly financial statements and reports and discussing the financial statements and reports with our independent registered public accounting firm and management;
•
reviewing and approving all related person transactions pursuant to our Related Party Transactions Policy;
•
reviewing with our independent registered public accounting firm and management significant issues that may arise regarding accounting principles and financial statement presentation, as well as matters concerning the scope, adequacy and effectiveness of our internal control over financial reporting;
•
overseeing the process by which our management team identifies and assesses our cybersecurity risk management processes and procedures;
•
overseeing leadership responsible for cybersecurity, ethics and compliance and legal and regulatory matters;
•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters; and
•
preparing the Audit Committee report for inclusion in our proxy statement for our annual meeting.

Both our independent registered public accounting firm and management periodically meet privately with our Audit Committee.

Our Audit Committee met four times during 2025.

What are the responsibilities of the Compensation Committee?

The functions of the Compensation Committee include:

•
determining the compensation and other terms of employment of our Chief Executive Officer and other executive officers and reviewing and recommending to the Board our performance goals and objectives relevant to such compensation;
•
administering and implementing our incentive compensation plans and equity-based plans, including approving option grants, restricted stock awards and other equity-based awards;
•
evaluating and recommending to our Board the equity incentive compensation plans, equity-based plans and similar programs advisable for us, as well as modifications or terminations of our existing plans and programs;
•
reviewing and approving the terms of any employment-related agreements, severance arrangements, change-in-control and similar agreements/provisions, and any amendments, supplements or waivers to the foregoing agreements, with our Chief Executive Officer, other executive officers and other non-executive key employees;
•
retaining and approving the engagement terms of its advisors and consultants;
•
maintaining and monitoring recovery (clawback) policies for erroneously paid compensation;
•
to the extent required, reviewing and discussing disclosures related to our compensation policies and practices included in our annual report and proxy statement with management and determining whether to recommend to our Board of Directors the inclusion of such analysis in the annual report and proxy statement; and
•
to the extent required, preparing a report on executive compensation for inclusion in our proxy statement for our annual meeting.

Our Compensation Committee met five times during 2025.

With respect to non-employee director compensation, our Compensation Committee is responsible for reviewing the compensation paid to members of the Board and recommending modifications to director compensation that the Compensation Committee determines are appropriate and advisable to the Board for its approval from time to time. In this regard, the Compensation Committee may request from time to time that an external compensation consultant provide the status of the Board’s compensation in relation to other similarly situated companies.

In determining compensation for our executive officers, the Compensation Committee typically considers, but is not required to accept, the recommendations of our Chief Executive Officer regarding the performance and proposed base salary and bonus and equity awards for the other executive officers, as well as himself. The Compensation Committee may also request the assistance of our Chief Financial Officer in evaluating the financial, accounting and tax implications of various compensation awards paid to the executive officers. The Compensation Committee also considers input from its external, independent compensation consultant as discussed below. Our Chief Executive Officer and certain of our other executive officers may attend Compensation Committee meetings, as requested by the Compensation Committee. None of our executive officers, including our Chief Executive Officer, attend any portion of the Compensation Committee meetings during which the executive officer’s compensation is established and approved.

Our Compensation Committee also has the authority to engage its own external compensation consultant as needed and engaged Haigh & Company as its consultant in 2025. Our Compensation Committee conducted a conflict of interest assessment for Haigh & Company, which verified, in our Compensation Committee’s judgment, Haigh & Company’s independence and that no conflicts of interest existed. During 2025, Haigh & Company provided to our Compensation Committee benchmarking data for the directors, executive officers, and senior leadership team. The data included information on the type and level of compensation provided by peer companies for directors, executive officers, and senior leadership positions. The data was considered by the Compensation Committee and informed its actions with respect to director compensation, as well as salary and bonus amounts for the Company’s executive officers and senior leadership team.

What are the responsibilities of the Corporate Governance and Nominating Committee?

The functions of the Corporate Governance and Nominating Committee include:

•
evaluating director performance on the Board and its committees;
•
reviewing composition factors for the Board and its committees such as size, term limits and membership criteria;
•
interviewing, evaluating, nominating and recommending individuals for membership on our Board;
•
evaluating nominations by stockholders of candidates for election to our Board;
•
evaluating Chief Executive Officer performance with the Chairman of our Board;
•
reviewing compliance with the ClearPoint Neuro, Inc. Executive Officer and Director Stock Ownership Guidelines;
•
reviewing and recommending to our Board any amendments to our corporate governance documents; and
•
making recommendations to the Board regarding management succession planning.

The Corporate Governance and Nominating Committee met five times during 2025.

When evaluating director candidates, the Corporate Governance and Nominating Committee may consider several factors, including relevant experience, education, independence, and commitment. The Corporate Governance and Nominating Committee will also consider diversity in their assessment of potential candidates, including diversity of personal background, professional experience, qualifications and skills. The Corporate Governance and Nominating Committee makes a recommendation to the full Board as to any person it believes should be nominated by our Board, and our Board determines the nominees after considering the recommendation and report of the Corporate Governance and Nominating Committee. During 2025, the Corporate Governance and Nominating Committee did not engage any third party to assist it in identifying or evaluating nominees for election to our Board.

Any director, executive officer or stockholder of the Company may recommend a candidate to the Corporate Governance and Nominating Committee for its consideration. The Corporate Governance and Nominating Committee uses the same criteria for evaluating candidates regardless of the source of the recommendation. Stockholders who would like to recommend director candidates for consideration by the Corporate Governance and Nominating Committee should send a notice of recommendation in writing to ClearPoint Neuro, Inc., Attn: Corporate Secretary, 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075. Stockholders desiring to nominate a director candidate at an annual meeting must comply with other procedures in accordance with our bylaws. For additional information, see the section titled, “Stockholder Proposals and Director Nominations,” below.

Involvement in Certain Legal Proceedings

None of our current directors or executive officers have been, during the past 10 years, involved in any legal proceedings required to be disclosed pursuant to Item 401(f) of Regulation S-K.

Insider Trading Policy and Hedging Policy

We maintain an Insider Trading Compliance Policy, which governs purchases, sales, and dispositions of our securities by our directors, officers, and employees, that is reasonably designed to promote compliance with SEC regulations, insider trading laws, and Nasdaq listing standards. In addition, our Insider Trading Compliance Policy prohibits executing short sales (the selling of securities that are not owned at the time of sale and the seller hopes can be purchased at a lower price in the future) and purchasing or selling put or call options. Our Insider Trading Compliance Policy also prohibits our directors, officers, and employees from engaging in certain hedging or monetization transactions involving our equity securities. In addition, it is our policy to comply with applicable federal and state laws, rules and regulations, including those applicable to our transacting in our own securities. A copy of our Insider Trading Compliance Policy is filed as Exhibit 19 to our Annual Report on Form 10-K for the year ended December 31, 2025.

Policies and Practices for Granting Certain Equity Awards

Our policies and practices regarding the granting of equity awards are carefully designed to ensure compliance with applicable securities laws and to maintain the integrity of our compensation program. The Compensation Committee is responsible for the timing and terms of equity awards to executives and other eligible employees.

The timing of equity award grants is determined with consideration to a variety of factors, including but not limited to, the achievement of pre-established performance targets, market conditions and internal milestones. The Company does not follow a predetermined schedule for the granting of equity awards; instead, each grant is considered on a case-by-case basis to align with the Company’s strategic objectives and to ensure the competitiveness of our compensation packages.

The Company regularly reviews its policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance and continue to serve the best interests of the Company and its stockholders.

DIRECTOR COMPENSATION

Non-Employee Director Compensation Plan

Our Board has adopted a Non-Employee Director Compensation Plan that sets out the annual compensation for our non-employee directors and is designed to attract, retain and motivate non-employee directors of outstanding ability, which we believe is critical to our long-term success. Our Non-Employee Director Compensation Plan provides for cash retainers, initial equity grants upon joining our Board, and annual equity grants. Directors who are our employees are not entitled to receive any compensation for their service as directors. The following is an overview of our Non-Employee Director Compensation Plan.

Board and Committee Fees

Our non-employee directors are currently entitled to the following compensation for their service on our Board and its committees:

Board of Directors:
Annual retainer for chairperson	$75,000
Annual retainer per director (1)	$45,000

Audit Committee:
Annual retainer for chairperson	$20,000
Annual retainer for other members	$10,000

Compensation Committee:
Annual retainer for chairperson	$15,000
Annual retainer for other members	$7,500

Corporate Governance and Nominating Committee:
Annual retainer for chairperson	$12,000
Annual retainer for other members	$7,500

(1) This amount was $40,000 prior to July 1, 2025, and was increased in 2025 by the Board to be $45,000 effective July 1, 2025.

The above retainers are paid in quarterly installments, in arrears. Each director may elect to have us pay all or a portion of their fees in shares of our common stock, in lieu of cash, in accordance with the rules and procedures established from time to time by our Board. We also reimburse each director for reasonable travel and other expenses in connection with attending Board meetings.

Equity Compensation Awards

Initial Equity Award. Upon an individual initially becoming a non-employee director of the Company, the new director will receive a restricted stock unit award grant valued at $150,000 that vests on the first anniversary of the date of grant subject to their continued service through this vesting date. Prior to 2025, the grant date value of the initial equity award was $135,000 and in 2025 it was increased by the Board to $150,000.

Annual Equity Award. Any individual who serves as a non-employee director on the day following an annual meeting of our stockholders will receive a restricted stock unit award grant valued at $150,000 that vests on the earlier of the first anniversary of the grant date or the day immediately preceding the next annual meeting of stockholders, subject to their continued service through the vesting date. Prior to 2025, the grant date value of the annual equity award was $135,000 and in 2025 it was increased by the Board to $150,000.

2025 Non-Employee Director Compensation

The following table and accompanying footnotes set forth information with respect to the compensation of our non-employee directors in 2025.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)(5)	Total ($)
R. John Fletcher	92,648	(2)	149,997	242,645
Lynnette C. Fallon	70,000		149,997	219,997
Pascal E.R. Girin	52,641	(3)	149,997	202,638
B. Kristine Johnson	57,500		149,997	207,497
Matthew B. Klein	42,500		149,997	192,497
Linda M. Liau	50,000		149,997	199,997
Timothy T. Richards	62,303	(4)	149,997	212,300

(1)
These amounts do not represent cash compensation paid to the directors; but reflect the annual equity award (12,417 restricted stock units) granted to each non-employee director on May 22, 2025 under the Sixth Amended and Restated 2013 Incentive Compensation Plan. The closing share price of our common stock on May 22, 2025 was $12.08. These non-cash amounts represent the aggregate grant date fair value of the restricted stock units as computed in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. For a discussion of the assumptions made in the valuation of the awards, see the discussion in Note 2 to the audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.
(2)
Mr. Fletcher elected to receive 1,657 shares of our common stock in lieu of cash fees totaling $23,273. Such shares were issued on a quarterly basis, and the number of shares was determined based on the closing price of our common stock on the applicable issuance dates. The weighted average closing price was $14.05.
(3)
Mr. Girin is not standing for re-election at the Annual Meeting. Mr. Girin elected to receive 1,865 shares of our common stock in lieu of cash fees totaling $26,391. Such shares were issued on a quarterly basis, and the number of shares was determined based on the closing price of our common stock on the applicable issuance dates. The weighted average closing price was $14.15.
(4)
Mr. Richards elected to receive 3,311 shares of our common stock in lieu of cash fees totaling $46,803. Such shares were issued on a quarterly basis, and the number of shares was determined based on the closing price of our common stock on the applicable issuance dates. The weighted average closing price was $14.14.
(5)
As of December 31, 2025, each non-employee director held the following number of outstanding equity compensation awards:

Name	Unvested Shares/Stock Units	Shares subject to Stock Options
R. John Fletcher	12,417	72,185
Lynnette C. Fallon	12,417	13,351
Pascal E.R. Girin	12,417	72,685
B. Kristine Johnson	12,417	42,185
Matthew B. Klein	12,417	12,185
Linda M. Liau	12,417	12,875
Timothy T. Richards	12,417	72,685

2013 Non-Employee Director Equity Incentive Plan

We adopted the 2013 Non-Employee Director Equity Incentive Plan in December 2013 to aid us in recruiting, retaining, and motivating non-employee directors through the granting of stock-based awards. As of January 1, 2025, options to purchase 2,500 shares of common stock granted under the plan were outstanding with a weighted average exercise price of $41.60 per share, all of which expired, unexercised during 2025. Although the plan remains in effect, no stock-based awards were granted to our non-employee directors under the plan during 2025.

PROPOSAL NO. 2
RATIFICATION OF THE APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Has the Audit Committee selected an independent registered public accounting firm for 2026?

Yes, the Audit Committee appointed Cherry Bekaert LLP as our independent registered public accounting firm to audit and express an opinion on our financial statements for the fiscal year ending December 31, 2026.

Is stockholder approval required for the appointment of an independent registered public accounting firm?

Stockholder ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm is not required by our bylaws or other governing documents. The Board is submitting the appointment of Cherry Bekaert LLP to our stockholders for ratification as a matter of good corporate governance. However, the Audit Committee is not bound by the outcome of this proposal. The Audit Committee will consider a vote “against” Cherry Bekaert LLP by our stockholders in selecting our independent registered public accounting firm in the future. Even if our stockholders ratify the appointment, the Audit Committee in its discretion may appoint a different independent registered public accounting firm at any time if it believes that such a change would be our best interests and in the best interests of our stockholders.

Will representatives of Cherry Bekaert LLP attend the Annual Meeting?

Representatives of Cherry Bekaert LLP are not expected to be present at the Annual Meeting.

What fees were paid to the Company’s independent registered public accounting firm in 2024 and 2025?

The following table sets forth the aggregate fees billed to us for audit and other services rendered by Cherry Bekaert LLP, our independent registered public accounting firm, for the years ended December 31, 2024 and 2025.

Year	Audit Fees(1)	Audit-Related Fees(2)	Tax Fees(3)	All Other Fees	Total Fees

2024	$261,450	—	—	—	$261,450
2025	$313,345	$33,606	—	—	$346,951

(1)
“Audit Fees” consist of fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements. “Audit Fees” also include fees for services provided in connection with other statutory or regulatory filings or engagements, such as consents and review of documents filed with the SEC.
(2)
“Audit-Related Fees” consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported as “Audit Fees.”
(3)
“Tax Fees” consist of fees for professional services provided in connection with tax compliance, tax advice and tax planning, including tax return preparation.

How does the Audit Committee pre-approve services provided by our independent registered public accounting firm?

Applicable SEC rules require the Audit Committee to pre-approve audit and non-audit services provided by our independent registered public accounting firm. In 2010, our Audit Committee began pre-approving all services by our independent registered public accounting firm and has pre-approved all new services since that time, including, without limitation, all the services referenced in the table above for 2024 and 2025. The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve audit services of up to $25,000. Any such pre-approved services are required to be presented to the full Audit Committee at its next scheduled meeting.

How many votes are needed to approve Proposal No. 2?

If a quorum is present at the Annual Meeting, this proposal will be approved by our stockholders if a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal, vote “FOR” this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD (1)

Management is responsible for: the preparation, presentation and integrity of our financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or “PCAOB,” and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee has reviewed and discussed with our management and our independent registered public accounting firm, Cherry Bekaert LLP, the audited financial statements of the Company for 2025, including the quality and acceptability of our financial reporting and controls; has discussed with Cherry Bekaert LLP matters required to be discussed by PCAOB standards; has received the written disclosures and the letter from Cherry Bekaert LLP required by the applicable requirements of the PCAOB regarding its communications with the Audit Committee concerning independence; and has discussed with Cherry Bekaert LLP its independence from the Company.

Based upon the Audit Committee’s review and discussions with our management and Cherry Bekaert LLP, subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the charter of the Audit Committee, the Audit Committee recommended that our Board include the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC.

The Audit Committee has also recommended the reappointment of our independent registered public accounting firm, Cherry Bekaert LLP.

Audit Committee
Lynnette C. Fallon, Chair
R. John Fletcher
Pascal E.R. Girin

(1) This report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

PROPOSAL NO. 3
ADVISORY (NON-BINDING) VOTE TO
APPROVE EXECUTIVE COMPENSATION

How often is an advisory (non-binding) vote to approve executive compensation held?

At our 2025 Annual Meeting of Stockholders, our stockholders expressed their preference for an annual advisory (non-binding) vote (commonly referred to as the “say-on-pay” vote) to approve executive compensation. Accordingly, our Board determined that, every year until the next vote on the frequency of such advisory vote, we would hold a say-on-pay vote.

In accordance with Section 14A of the Exchange Act and as a matter of good corporate governance, the Board is asking our stockholders to vote on an advisory resolution to approve the compensation of our named executive officers as disclosed in this Proxy Statement. Accordingly, the following non-binding advisory resolution is being submitted to our stockholders for approval at the Annual Meeting:

RESOLVED, that the stockholders of ClearPoint Neuro, Inc. approve, on an advisory (non-binding) basis, the compensation paid to the company’s named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion.

How is executive compensation determined?

The compensation of our named executive officers is designed to tie a significant percentage of an executive’s compensation to the attainment of financial and other performance measures that the Board believes promote the creation of long-term stockholder value and position the Company for long-term success. As described more fully in the “Executive Compensation” section of this Proxy Statement, the mix of fixed and performance-based compensation, the terms of long-term incentive awards and the terms of executives’ employment agreements are designed to enable the Company to attract, motivate and retain key executives crucial to our long-term success while, at the same time, creating a close relationship between performance and compensation. The Compensation Committee and our Board believe that the design of the current compensation practices, and hence the compensation awarded to our named executive officers under the current compensation practices, fulfills this objective.

The Compensation Committee, with support from its external, independent compensation consultant, develops and administers our executive compensation program. The Compensation Committee bases compensation on scope of responsibility, market data from peer companies, and individual performance. The Compensation Committee considers an executive officer’s scope of duties and responsibilities to establish a compensation scheme that is both competitive and equitable, and promotes the executive officer’s long-term engagement and high performance. Each year, the Compensation Committee, with support from its external, independent compensation consultant, identifies a group of peer companies comparable in size, organizational structure, and complexity, and considers such market compensation when setting each component of compensation for our executive officers. The Compensation Committee also considers each individual executive officer’s contribution toward the Company’s annual performance plan goals which are set in advance and approved by our Board.

Although the vote on this proposal is advisory (non-binding), the Board and the Compensation Committee will review the voting results and take them into consideration in connection with their ongoing evaluation of the Company’s compensation practices and when making future decisions regarding executive compensation. In 2025, approximately 96% of our stockholders who cast votes (which excludes abstentions and broker non-votes) voted in favor of the compensation of our named executive officers.

How many votes are needed to approve Proposal No. 3?

If a quorum is present at the Annual Meeting, this proposal will be approved by our stockholders if a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal, vote “FOR” this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3.

PROPOSAL NO. 4
APPROVAL OF THE SEVENTH AMENDED AND RESTATED 2013 INCENTIVE COMPENSATION PLAN

General

We are asking our stockholders to approve a restatement of our Sixth Amended and Restated 2013 Incentive Compensation Plan. In March 2025, our Board adopted the Sixth Amended and Restated 2013 Incentive Compensation Plan (the “Existing Plan”), which was approved by our stockholders on May 21, 2025. On March 21, 2026, our Board adopted, subject to stockholder approval, a Seventh Amended and Restated 2013 Incentive Compensation Plan (the “A&R Plan”) primarily to increase the number of shares of our common stock available for awards under the Existing Plan and to make other administrative, conforming and miscellaneous changes.

The Existing Plan will remain in place for the issuance of equity compensation awards unless and until our stockholders approve the A&R Plan. If our stockholders approve the A&R Plan, then the A&R Plan, and not the Existing Plan, will govern equity compensation awards that are granted after the Annual Meeting. If stockholders do not approve the A&R Plan, then the A&R Plan will not become operative and instead the Existing Plan will remain in place and awards will continue to be granted under the Existing Plan subject to its maximum share limit and expiration date. Regardless of whether the A&R Plan is approved, awards that were granted under the Existing Plan will continue to remain outstanding and will be governed by the terms and conditions of the Existing Plan and the applicable award agreement.

Reasons for the A&R Plan

The primary change proposed in the A&R Plan is to increase the number of shares of our common stock available for awards under the A&R Plan by 1,000,000 shares. In addition, the A&R Plan includes other administrative, conforming and miscellaneous changes as are necessary and consistent with applicable tax rules, regulations and laws.

Our Board believes that equity-based compensation is a vital component of our compensation program and that equity-based awards under the A&R Plan will be instrumental in attracting, motivating and retaining talented employees, consultants and directors. The availability of equity-based awards not only increases focus on the creation of stockholder value, but also enhances retention and generally provides increased motivation to contribute to the future success of the Company. At present, we are authorized to grant equity-based awards under the Existing Plan for up to 6,806,250 shares of common stock. As of the close of business on March 23, 2026, we had granted awards (net of awards that were terminated subsequent to their grant such that the shares underlying such awards were returned to the share reserve of the Existing Plan), under the Existing Plan covering a total of 6,140,266 shares of common stock. As a result, as of March 23, 2026, there were only 665,984 remaining shares of common stock available for future awards under the Existing Plan.

Our growth trajectory requires us to have a flexible and dynamic equity incentive plan, and as we continue to grow, the corresponding demand for equity compensation will also need to grow. It is important for us to proactively address this need to ensure that we are well-positioned to meet the requirements of an expanding team. The proposed increase in the number of shares available for future equity awards will allow us to continue to grant equity awards to new hires, promote employee retention, and continue to build a highly motivated work force that is dedicated to driving our long-term strategic goals. If the A&R Plan is not approved, we may not have sufficient shares to continue to grant equity-based compensation to meet the needs of our expanding team, strengthen the commitment of our employees, consultants and directors to our welfare, and to further promote an identity of interest between our key service providers and our stockholders. In addition, if the A&R Plan is not approved, we could be forced to increase cash compensation, which will reduce the resources that we have allocated to meeting our business needs and objectives. Accordingly, our Board believes that approval of the A&R Plan is critical. Although the additional shares available for future equity awards under the A&R Plan represent a critical increase in the number of authorized shares under the Existing Plan, the additional shares constitute only 3% of the shares of our common stock that were outstanding (on a fully diluted basis) as of March 23, 2026. Our Board believes this number represents reasonable potential equity dilution and provides a significant incentive for employees, consultants and directors to increase our value for all stockholders. The additional 1,000,000 shares under the A&R Plan are expected to provide us with a sufficient number of available shares of common stock to make awards under the A&R Plan for approximately the next year.

Highlights of Material Differences between the Existing Plan and the A&R Plan

The following table highlights the two material differences between the Existing Plan and the A&R Plan.

	Existing Plan	A&R Plan
Maximum number of shares available for awards (1)	6,806,250	7,806,250
Expiration	May 21, 2035	May 20, 2036

(1) The number of shares is also the maximum number of shares issuable pursuant to incentive stock options.

There are several other differences between the Existing Plan and A&R Plan but such differences represent administrative, conforming and miscellaneous changes, including among other things: a more fulsome description of the terms of the stock awards and stock units that may be granted as awards, removing cash bonus awards since the Company manages its cash incentive arrangements outside of its equity compensation plan, and expressly making it clear that the Company does not grant re-load stock options.

Summary of the A&R Plan

The following is a summary of the material terms of the A&R Plan and is qualified in its entirety by the text of the A&R Plan which is set out in Appendix A.

Eligibility. Awards may be granted under the A&R Plan to employees (including officers) and non-employee directors of the Company or any of our subsidiaries or other affiliates, and to any individual who is an advisor, consultant or other provider of services to us or any of our subsidiaries or other affiliates. Only our employees or those of any of our subsidiaries are eligible to receive incentive stock options (as defined by Internal Revenue Code (“Code”) Section 422). There were approximately 170 employees (including all three of our named executive officers and all seven of our non-employee directors) eligible to participate in the A&R Plan as of March 23, 2026.

Administration, Term, Amendment and Termination. The Board’s Compensation Committee has the power and authority to administer the A&R Plan. The Compensation Committee has the authority to interpret the terms and intent of the A&R Plan, determine eligibility for and terms of awards for participants and make all other determinations necessary or advisable for the administration of the A&R Plan.

The Compensation Committee may amend, suspend or terminate the A&R Plan at any time with respect to any shares of common stock as to which awards have not been made. However, no amendment may be made (a) without the approval of our stockholders, if the amendment would increase the total number of shares reserved for the purposes of the A&R Plan or change the maximum number of shares for which awards may be granted to any participant (which does not include adjustments made by the Compensation Committee in the event of certain changes in our capitalization, as described below), or (b) without the consent of a participant, if the amendment would materially adversely impair any of the rights under any award granted to such participant under the A&R Plan; provided however, our Compensation Committee may amend the A&R Plan in such manner as it deems necessary to permit the granting of awards meeting the requirements of the Code or other applicable laws. If not terminated earlier, the A&R Plan shall terminate on the tenth anniversary of its approval by Company stockholders. No new awards may be granted under the A&R Plan after its termination.

Types of Awards. Awards under the A&R Plan may be made in the form of: stock options; stock appreciation rights; stock awards; restricted stock units; or other stock-based awards granted under the A&R Plan; whether singly, in combination, or in tandem. Any of the foregoing awards may be made subject to attainment of performance goals over any applicable performance period based on performance goals set forth in the A&R Plan or other metrics. A brief summary of these different types of awards follows.

Stock Options. A stock option is the right to acquire shares at a fixed exercise price over a fixed period of time. The Compensation Committee will determine, among other terms and conditions, the number of shares covered by each stock option and the exercise price of the shares subject to each stock option, but such per share exercise price generally cannot be less than the fair market value of a share of our common stock on the date of grant of the stock option.

Stock options granted under the A&R Plan may be either incentive stock options (“ISO”) or non-qualified stock options (“NSO”). As required by the Code and applicable regulations, ISOs are subject to various limitations not imposed on NSOs. For example, the exercise price for any ISO granted to any employee owning more than 10% of our common stock may not be less than 110% of the fair market value of the common stock on the date of grant, and such ISO must expire no later than five years after the grant date. The aggregate fair market value (determined at the date of grant) of common stock subject to all ISOs held by a participant that are first exercisable in any single calendar year cannot exceed $100,000. ISOs may not be transferred other than upon death, or to a revocable trust where the participant is considered the sole beneficiary of the stock option while it is held in trust. A stock option granted under the A&R Plan generally cannot be exercised until it becomes vested. The Compensation Committee establishes the vesting schedule of each stock option at the time of grant. The maximum term for stock options granted under the A&R Plan may not exceed ten years from the date of grant although the Compensation Committee may establish a shorter period at its discretion. The exercise price of each stock option granted under the A&R Plan must be paid in full at the time of exercise, either with cash and/or shares or through a broker-assisted “cashless” exercise and sale program, or through another method approved by the Compensation Committee. The optionee must also make arrangements to pay any taxes that we are required to withhold at the time of exercise.

Stock Appreciation Rights (“SAR”). A SAR is the right to receive, upon exercise, an amount equal to the difference between the fair market value of the shares on the date of the SAR’s exercise and the aggregate exercise price of the shares covered by the exercised portion of the SAR. The Compensation Committee determines the terms of SARs, including the exercise price (provided that such per share exercise price cannot be less than the fair market value of a share of our common stock on the date of grant), the vesting and the term of the SAR. The maximum term for SARs granted under the Plan may not exceed ten years from the date of grant, subject to the discretion of the Compensation Committee to establish a shorter period. Settlement of a SAR may be in shares of common stock or in cash, or any combination thereof, as the Compensation Committee may determine.

Stock Awards. A stock award is the grant of shares of our common stock to a participant and such shares may be subject to a substantial risk of forfeiture until specific conditions or goals are met. The restricted shares may be issued with or without cash consideration being paid by the participant as determined by the Compensation Committee. The Compensation Committee will also determine any other terms and conditions of an award of restricted stock. In determining whether an award of restricted stock should be made, and/or the vesting schedule for any such award, the Compensation Committee may impose whatever conditions to vesting it determines to be appropriate. During the period of vesting, the participant will not be permitted to transfer the restricted shares but will generally have voting and dividend rights (subject to vesting for the dividends) with respect to such shares.

Stock Units. A stock unit (also known as a restricted stock unit or “RSU”) provides its holder with the right to receive a common share or an amount equal to the fair market value of the shares covered by the stock unit at some future specified date after the grant. The Compensation Committee will determine all of the terms and conditions of an award of stock units, including the vesting period. Upon each vesting date of a RSU, a participant will become entitled to receive an amount equal to the number of shares indicated in the grant notice, or, if expressed in dollar terms, the fair market value of the shares on the settlement date. Payment for vested restricted stock units may be in shares of common stock or in cash, or any combination thereof, as the Compensation Committee may determine. Settlement of vested restricted stock units will generally occur at or around the time of vesting but the Compensation Committee may permit a participant to defer such compensation until a later point in time. Restricted stock units represent an unfunded and unsecured obligation for us, and a holder of a restricted stock unit has the rights of a general creditor.

Performance-Based Awards. An award issued under the A&R Plan may be subject to performance vesting conditions including the achievement of a measurable performance goal or goals (“Performance Measures”) approved by the Compensation Committee for a performance period established by the Compensation Committee (“Performance-Based Awards”). The Compensation Committee, or its delegate, may decide that the number of shares issuable in respect of the Performance-Based Award or the amount of the Performance-Based Award actually paid to a given participant may be more or less than the amount determined by the applicable performance goal formula. The Compensation Committee also has the authority to waive any applicable Performance Measures.

Other Stock-Based Awards. The Compensation Committee may grant awards (other than stock options, stock units, SARs or restricted stock) valued in whole or in part by reference to, or are otherwise based on the fair market value of, shares of our common stock. Such awards will be in such form, and dependent on such conditions, as the Compensation Committee determines, including, without limitation, the right to receive one or more shares (or the equivalent cash value of such shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance goals.

Shares Subject to the A&R Plan. As of March 23, 2026, there were outstanding options to purchase 1,251,380 shares of our common stock with a weighted average exercise price of $5.86 per share, 1,578,352 shares of common stock subject to other outstanding awards granted under the Existing Plan, and 665,984 remaining shares of common stock available for future awards under the Existing Plan (assuming all outstanding awards are ultimately fully settled with shares), which will increase by 1,000,000 shares under the A&R Plan if approved by our stockholders at the Annual Meeting. The total number of shares which may be issued under the A&R Plan, if approved by our stockholders, will then be 7,806,250, or the “Share Reserve.” Each share subject to an award granted after March 23, 2026 will reduce the Share Reserve by one share. Notwithstanding any other provision of the A&R Plan to the contrary, a non-employee director of the Company may not be granted awards under the A&R Plan covering more than 60,000 shares of common stock in any calendar year. Any and all shares that may be subject to awards are authorized to be issued pursuant to ISOs. Shares issued under the A&R Plan may be authorized but unissued shares or treasury shares or reacquired shares. Any shares subject to awards that are cancelled, forfeited or that expire prior to exercise or otherwise without the delivery of shares, either in full or in part, shall again become available for issuance under the A&R Plan. However, shares subject to an award granted under the A&R Plan shall not again be made available for issuance or delivery under the A&R Plan if such shares are (a) tendered or otherwise withheld or used in payment of an option, (b) delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) covered by a stock-settled SAR or other awards that were not issued upon the settlement of the award.

Adjustment of Shares Subject to A&R Plan. In the event of certain changes in our capitalization, the Compensation Committee will adjust, among other award terms, the number and kind of shares or property that may be delivered in connection with awards and the exercise price, grant price or purchase price relating to any award in such manner as the Compensation Committee determines to be necessary to prevent dilution or enlargement of the rights of participants.

Change of Control. Upon the occurrence of a change of control of the Company, the Compensation Committee may:

•
accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an award under the A&R Plan;
•
cancel such awards for fair value (as determined by the Compensation Committee);
•
provide for the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected awards previously granted under the A&R Plan, as determined by the Compensation Committee; or
•
provide that for a period of at least 10 days prior to the change of control, option awards will be exercisable as to all shares of common stock subject thereto and that upon the occurrence of the change of control, such awards will terminate and be of no further force or effect.

Nontransferability of Awards. Unless otherwise determined by the Compensation Committee, an award will not be transferable or assignable by a participant otherwise than by will or by the laws of descent and distribution. An award exercisable after the death of a participant may be exercised by the legatees, personal representatives or distributees of the participant.

Prohibition on Repricing without Stockholder Approval. Notwithstanding anything in the A&R Plan to the contrary (other than adjustments made by the Compensation Committee in the event of certain changes in our capitalization, as described below), without the approval of our stockholders, the Compensation Committee may not (a) grant re-load stock options, (b) amend or replace any previously granted option or stock appreciation right in a transaction that constitutes a “repricing” under applicable rules or regulations, or (c) reduce the exercise price of outstanding options or stock appreciation rights or cancel outstanding options or stock appreciation rights in exchange for cash, other awards, or options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights.

Substitute Awards. The A&R Plan also provides that substitute awards may be issued under the A&R Plan in assumption of or substitution for or exchange for awards previously granted by an entity which we (or an affiliate) acquire.

Termination of Employment, Death or Disability. The A&R Plan or award agreement generally determines the effect of the termination of employment on awards, which determination may be different depending on the nature of the termination, such as terminations due to cause, resignation, death, or disability and the status of the award as vested or unvested, unless the award agreement or a participant’s employment agreement or other agreement provides otherwise.

Dividends and Dividend Equivalents. Any dividend equivalents distributed under the Existing Plan will not count against the Existing Plan’s maximum share limit. The Existing Plan also provides that dividend equivalents will not be paid or accrue on unexercised stock options or unexercised stock appreciation rights. Dividends and dividend equivalents may not be paid with respect to unvested awards (although they may accrue on such unvested Awards for payment upon vesting of the awards).

Governing Law. The A&R Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws.

Withholding. The Company is entitled to deduct from the payment of any award all applicable income and employment taxes required by federal, state or local law to be withheld.

Section 409A. Section 409A of the Code provides generally that nonqualified deferred compensation that does not meet certain requirements will subject the recipients of such compensation to accelerated taxation, enhanced underpayment interest and an additional twenty percent tax on the non-compliant compensation. In the event that it is reasonably determined by the Compensation Committee that, as a result of Section 409A of the Code, any payment or delivery of shares in respect of any award under the A&R Plan may not be made at the time contemplated by the terms of the A&R Plan or the relevant award agreement, as the case may be, without causing the participant holding such award to be subject to taxation under Section 409A of the Code, the Company will make such payment or delivery of shares on the first day that would not result in the participant incurring any tax liability under Section 409A of the Code. In the case of a participant who is a “specified employee” (within the meaning of Section 409A of the Code), any payment and/or delivery of shares in respect of any award subject to Section 409A of the Code that is nonqualified deferred compensation being paid on account of the participant’s separation from service shall not be made prior to the date which is six (6) months after the date of such participant’s separation from service from the Company and our Affiliates, determined in accordance with Section 409A of the Code and the regulations promulgated thereunder. Notwithstanding the foregoing, each participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on him or her, or in respect of any payment or benefit delivered in connection with the A&R Plan (including any taxes, interest and penalties under Section 409A of the Code).

Clawback. Any award granted pursuant to the A&R Plan shall be subject to mandatory repayment by the participant to the Company (i) to the extent set forth in any award agreement, (ii) to the extent that such participant is, or in the future becomes, subject to (a) any “clawback” or recoupment policy adopted by the Company or any Affiliate thereof including, without limitation, the Company’s Compensation Recoupment Policy which was established by the Company in October 2023 to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act, (b) applicable law (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act), and/or (c) the rules and regulations of the applicable securities exchange or inter-dealer quotation system on which the Shares or other securities are listed or quoted, and such requirements shall be deemed incorporated by reference into all outstanding award agreements.

Existing Plan Stock Option Grants. The following table sets forth the number of shares subject to all stock options granted (irrespective of whether the stock option has been exercised or cancelled, or is still outstanding) through the record date for the Annual Meeting (March 23, 2026) under the Existing Plan. Such number of shares do not reflect shares subject to other types of awards that have been granted to participants under the Existing Plan.

Name and Position	Number of Option Shares

Joseph M. Burnett, Chief Executive Officer	242,386
Danilo D'Alessandro, Chief Financial Officer	42,987
Jeremy L. Stigall, Chief Business Officer	32,375
All current executive officers as a group	317,748
All current directors who are not executive officers as a group	298,151
Each nominee for election as a director	—
Each associate of any of such directors, executive officers or nominees	—
Each other person who received or is to receive 5 percent of such options, warrants or rights	—
All employees as a group (excluding executive officers) (1)	468,219

(1) Includes all stock options granted under the Existing Plan from January 1, 2015 through March 23, 2026.

Share Price. The last sales price per share of our common stock on March 23, 2026, the record date of the Annual Meeting, as reported on the Nasdaq Capital Market, was $9.51.

New Plan Benefits. The A&R Plan does not provide for set benefits or amounts of awards and no awards have been granted under the A&R Plan that are contingent upon the approval of the A&R Plan by our stockholders. If the A&R Plan is approved by our stockholders, equity awards will be granted under the A&R Plan in the discretion of our Board or the Compensation Committee; however, the number and type of equity awards, or the dollar value thereof, that may be so granted has not yet been determined. As such, except as described in the following sentence, we cannot determine the number of shares of common stock or the dollar value that will in the future be received by or allocated to any participant in the A&R Plan. Pursuant to our current compensation arrangement for non-employee directors, and, assuming the election at the Annual Meeting of all seven of our non-employee directors, each of our non-employee directors will be granted a restricted stock unit award valued at $150,000 (or an aggregate of $1,050,000 in value to all of our non-employee directors as a group), and our non-employee directors may continue, at their discretion and subject to annual elections, to receive all or part of their director fees in shares of our common stock. For additional information regarding our current compensation arrangement for non-employee directors, please see “Director Compensation” above.

Certain Federal Income Tax Consequences

The following is a summary, as of March 1, 2026, of certain U.S. federal income tax considerations generally applicable to awards under the A&R Plan. The summary is for general informational purposes only and does not purport to address specific federal income tax considerations that may apply to a participant based on his or her particular circumstances, nor does it address state or local income tax or other considerations that may be relevant to a participant.

Incentive Stock Options. In general, neither the grant nor the exercise of a Code Section 422 incentive stock option results in taxable income to an option holder or a deduction to the Company. If the option holder holds the stock received upon exercise for at least two years from date of grant and one year after the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain, and the Company will not be entitled to a deduction. If, however, the shares are disposed of prior to the completion of this minimum holding period (a “disqualifying disposition”), then the option holder will include as compensation income for the year of the disposition, an amount equal to the excess of the aggregate fair market value of the shares upon exercise over the aggregate exercise price of the option, or if less, the excess of the amount realized upon disposition over the exercise price. The Company will be entitled to a corresponding deduction at that time. Any proceeds in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon whether the shares have been held for more than one year. If the sales price is less than the exercise price of the option, this amount will be treated as a short-term or long-term capital loss, depending on whether the shares have been held for more than one year.

Under the A&R Plan, incentive stock options may, if permitted by the Compensation Committee, be exercised in whole or in part with shares of common stock held by the option holder. Such an exercise will be treated as a tax-deferred exchange of the shares of common stock surrendered (assuming the surrender of the previously-owned shares does not constitute a disqualifying disposition of those shares) for an equivalent number of shares of common stock received, and the equivalent number of shares will have a tax basis equal to the tax basis of the surrendered shares. Shares of common stock received in excess of the number of shares surrendered will have a tax basis of zero.

Non-Qualified Stock Options. A non-qualified stock option results in no taxable income to the option holder or deduction to the Company at the time it is granted. An option holder will recognize compensation income at the time a non-qualified stock option is exercised in an amount equal to the excess of the fair market value of the underlying shares on the exercise date over the exercise price. The Company will generally be entitled to a deduction for federal income tax purposes in the same amount as the amount included in compensation income by the option holder. Gain or loss on a subsequent sale or other disposition of the shares acquired upon the exercise of a non-qualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and will be short-term or long-term capital gain or loss depending on whether the shares have been held for more than one year. The tax basis of the shares acquired upon the exercise of any non-qualified stock option will be equal to the sum of its exercise price and the amount included in income with respect to such option.

Under the A&R Plan, non-qualified stock options may, if permitted by the Compensation Committee, be exercised in whole or in part with shares of common stock held by the option holder. Such an exercise will be treated as a tax-deferred exchange of the shares of common stock surrendered for an equivalent number of shares of common stock received, and the equivalent number of shares will have a tax basis equal to the tax basis of the surrendered shares. Shares of common stock received in excess of the number of shares surrendered will have a tax basis equal to the fair market value of such shares at the time of exercise.

Stock Appreciation Rights. The grant of a stock appreciation right results in no taxable income to the participant at the time of the award. The participant will recognize compensation income at the time a stock appreciation right is exercised in the amount by which the aggregate fair market value of the common stock or the amount of cash, as the case may be, exceeds the stock appreciation right’s aggregate exercise price, if any. The Company will generally be entitled to a deduction for federal income tax purposes in the same amount as the amount included in compensation income by the participant. Gain or loss on a subsequent sale or other disposition of shares acquired upon an exercise of a stock appreciation right will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and will be short-term or long-term capital gain or loss depending on whether the shares have been held for more than one year. The tax basis of the shares acquired upon exercise of a stock appreciation right will be equal to the sum of the exercise price and the amount included in income with respect to such stock appreciation right.

Restricted Stock. Restricted stock received pursuant to awards, including performance-based awards, will be considered subject to a substantial risk of forfeiture for federal income tax purposes if the award contains vesting conditions. If a grantee of restricted stock does not make a Code Section 83(b) election (as defined below), then such grantee realizes no taxable income upon the receipt of restricted stock and the Company is not entitled to a deduction at such time. When the forfeiture restrictions applicable to the restricted stock lapse, the grantee will realize compensation income equal to the fair market value of the shares at that time, less any amount paid for the shares, and the Company will be entitled to a corresponding deduction. A stockholder’s tax basis in restricted stock will be equal to the fair market value when the forfeiture restrictions lapse, and the holding period for such shares will begin at that time. Upon a subsequent sale of the shares, the stockholder will realize short-term or long-term gain or loss, depending on whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares held by the stockholder.

Individuals receiving shares of restricted stock may make an election under Section 83(b) of the Code with respect to the shares. By timely making a “Section 83(b) election,” the stockholder elects to recognize compensation income with respect to the shares when the shares are received rather than at the time the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value of the shares on the date of grant (valued without taking the restrictions into account), less any amount paid for the shares, and the Company will be entitled to a corresponding deduction at that time. If a stockholder makes a Section 83(b) election, the stockholder will recognize no additional compensation income with respect to the shares when the forfeiture restrictions lapse. The stockholder’s tax basis in the shares with respect to which a Section 83(b) election is made will be equal to their fair market value when received by the restricted stockholder (valued without taking the restrictions into account), less any amount paid for such shares, and the holding period for such shares begins on the date of grant. If, however, the shares are subsequently forfeited, the stockholder will be entitled to claim only a capital loss (and not an ordinary loss) with respect to the shares to the extent of the income recognized by the stockholder upon the making of the Section 83(b) election. To make a Section 83(b) election, a stockholder must file an appropriate form of election with the Internal Revenue Service within 30 days after shares of restricted stock are granted, and the stockholder must also provide a copy of such Section 83(b) election to the Company.

In general, during the restriction period, dividends and distributions paid with respect to restricted stock will be treated as compensation income (not dividend income) received by the restricted stockholder. Dividend payments received with respect to shares of restricted stock for which a Section 83(b) election has been made generally will be treated as dividend income to the extent of our earnings and profits, then as a return of capital to the extent of the holder’s tax basis in the restricted stock and then as capital gain.

Restricted Stock Units. The grant of a restricted stock unit results in no taxable income to the participant at the time of the award. At the time that the Company makes a payment with respect to the restricted stock unit, the participant will recognize compensation income in an amount equal to the fair market value of the shares of common stock received or in the amount of the cash received, as the case may be. The Company will generally be entitled to a deduction for federal income tax purposes in the same amount as the amount included in compensation income by the participant.

Internal Revenue Code Section 162(m). Section 162(m) of the Code generally does not allow a publicly-held corporation to claim a federal income tax deduction for compensation that exceeds $1 million paid in any tax year to a Section 162(m) covered employee. A&R Plan awards or any other compensation paid by the Company to Section 162(m) covered employees may not be tax deductible.

Internal Revenue Code Section 409A. Section 409A of the Code governs the federal income taxation of certain types of nonqualified deferred compensation arrangements. A violation of Section 409A of the Code generally results in an acceleration of the recognition of income of amounts intended to be deferred and the imposition of a federal excise tax of 20% on the employee over and above the income tax owed, plus possible penalties and interest. The types of arrangements covered by Section 409A of the Code are broad and may apply to certain awards available under the A&R Plan (such as restricted stock units). The intent is for the A&R Plan, including any awards available thereunder, to comply with the requirements of Section 409A of the Code to the extent applicable. As required by Code Section 409A, certain nonqualified deferred compensation payments to specified employees may be delayed to the seventh month after such employee’s separation from service.

Internal Revenue Code Section 280G. For certain employees, if a Change of Control of the Company causes an award to vest or become newly payable or if the award was granted within one year of a Change of Control of the Company and the value of such award or vesting or payment, when combined with all other payments in the nature of compensation contingent on such Change of Control, equals or exceeds the dollar limit provided in Code Section 280G (generally, this dollar limit is equal to three times the five-year historical average of the employee’s annual compensation as reported on Form W-2), then the entire amount exceeding the employee’s average annual compensation will be considered to be an excess parachute payment. The recipient of an excess parachute payment must pay a 20% federal excise tax on this excess amount, for which the Company must withhold, and the Company cannot deduct the excess amount from its taxable income.

How many votes are needed to approve Proposal No. 4?

If a quorum is present at the Annual Meeting, this proposal will be approved by our stockholders if a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal, vote “FOR” this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4.

EXECUTIVE OFFICERS

Our current executive officers are as follows:

Executive Officers	Age	Position(s)
Joseph M. Burnett	49	Chief Executive Officer and President
Danilo D’Alessandro	41	Chief Financial Officer
Jeremy L. Stigall	43	Chief Business Officer

Biographical information about Mr. Burnett is provided in “Proposal No. 1 — Election of Directors.”

Danilo D’Alessandro joined us as Vice President of Finance in September 2020 and on January 1, 2021 became our Chief Financial Officer. Prior to joining us, from April 2015 to September 2020 he served as the global Head of Finance for the Image Guided Therapy Devices Division at Philips, a business unit representing cumulative inorganic investments of approximately $4 billion and more than 3,000 employees. From July 2011 to April 2015, Mr. D’Alessandro was part of the Corporate Mergers & Acquisitions function at Philips focusing on its Healthcare division. Prior to that role, Mr. D’Alessandro served in Philips Personal Health’s division in various financial roles in the Netherlands starting in October 2007. Mr. D’Alessandro holds a Master of Science in Accounting & Finance from the University of Bath and an Undergraduate degree in Institutions and Financial Markets Management from the Università Commerciale L. Bocconi.

Jeremy L. Stigall joined us in July 2020 as Vice President, Biologics and Drug Delivery, assumed the role of Executive Vice President and General Manager of Biologics & Drug Delivery in December 2022, and became our Chief Business Officer in February 2024. He is a proven leader in the medical device industry with over 20 years of experience, starting his career at Guidant Corporation and Abbott Vascular, holding various positions within R&D, Engineering and Operations. Mr. Stigall was responsible for the development and commercialization of several key stent delivery systems and drug-eluting stent platforms. He has since held various positions managing cross-functional groups of Scientists and Engineering Leaders at Volcano Corporation and Philips, and he managed a global team responsible for advanced development, new product introductions for the Coronary, Peripheral & Heart Rhythm Management business units as well as establishing value creation within the devices business. Mr. Stigall played a key role in the acquisition of several companies which were integrated into the Philips strategic plan and has provided organizational diligence towards many strategic investments as well as a key information provider in the transactional strategies. In addition to providing organizational direction, Mr. Stigall managed the technical experts within engineering in the field of Electrical, Mechanical, Biomedical, Acoustics, Physics, Material Science and Transducing. As an innovator in the medical device space, Mr. Stigall currently holds 60+ granted patents in the U.S. and has several key patents pending.

EXECUTIVE COMPENSATION

Summary Compensation Table – Years Ended December 31, 2025 and 2024

The following table shows the compensation awarded or paid to, or earned by, Joseph M. Burnett, our Chief Executive Officer, Danilo D’Alessandro, our Chief Financial Officer, and Jeremy L. Stigall, our Chief Business Officer, for the years ended December 31, 2025 and 2024. Mr. D’Alessandro and Mr. Stigall were our two most highly compensated executive officers in 2025 other than Mr. Burnett. We refer to these three executive officers as our “named executive officers” or “NEOs.”

Named Executive Officer	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)

Joseph M. Burnett	2025	584,231	1,799,996	414,180	16,537	2,814,944
Chief Executive Officer	2024	537,692	1,299,995	680,400	14,587	2,532,674
Danilo D’Alessandro	2025	385,753	699,993	152,100	16,507	1,254,353
Chief Financial Officer	2024	351,816	549,994	250,000	14,557	1,166,367
Jeremy L. Stigall	2025	365,385	599,994	144,300	13,124	1,122,803
Chief Business Officer	2024	326,539	574,991	222,500	10,072	1,134,101

(1)
These amounts do not represent cash compensation paid to the named executive officer. These non-cash amounts represent the aggregate grant date fair value of the restricted stock units as computed in accordance with FASB ASC Topic 718. For a discussion of the assumptions made in the valuation of the awards, see the discussion in Note 2 to the audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. On March 3, 2025, Mr. Burnett, Mr. D’Alessandro and Mr. Stigall were granted 132,841, 51,660 and 44,280 restricted stock units under the Fifth Amended and Restated 2013 Incentive Compensation Plan, respectively. Subject to remaining in continued service to the Company, these restricted stock units will incrementally vest as follows: 20% upon March 3, 2026 and 40% on each of March 3, 2027 and March 3, 2028. The last sale price of our common stock on March 3, 2025, as reported on the Nasdaq Capital Market, was $13.55.
(2)
These amounts represent cash bonuses earned in each respective fiscal year, and paid in the first quarter of the subsequent fiscal year.
(3)
These amounts consist of: (i) the group life and disability premiums that we paid on behalf of the named executive officer; and (ii) matching contributions we paid to the named executive officer's 401(k) plan that we sponsor.

NEO	401K Plan Company Matching Contributions ($)	Life/Disability Premiums ($)	Total for 2025 ($)
Joseph M. Burnett	15,750	787	16,537
Danilo D'Alessandro	15,750	757	16,507
Jeremy L. Stigall	12,367	757	13,124

We offer a 401(k) plan pursuant to Section 401(k) of the Code. All full-time United States employees, including the named executive officers, are eligible to participate in the plan. The plan permits pretax contributions by participants not to exceed annual amounts allowable under the Code. Participants are fully vested in their contributions.

Narrative Disclosure to Summary Compensation Table

After considering each named executive officer’s contribution to the Company’s performance in 2024, in January 2025 the Compensation Committee determined to increase their (i) base salaries and (ii) annual target bonus percentages (as a multiple of annual base salary) as shown in the below tables.

	Base Salary as of February 4, 2024	Base Salary as of February 1, 2025

Joseph M. Burnett	$540,000	$590,000
Danilo D’Alessandro	$353,194	$390,000
Jeremy L. Stigall	$330,000	$370,000

	Annual Target Bonus Percentage as of January 1, 2024	Annual Target Bonus Percentage as of January 1, 2025

Joseph M. Burnett	90%	90%
Danilo D’Alessandro	50%	50%
Jeremy L. Stigall	45%	50%

For 2025, the Company’s annual bonus plan for its named executive officers was based on pre-established financial and strategic performance goals, including revenue and operational cash burn targets. Due to lower than projected revenue performance during 2025 and higher than projected cash burn, the Company did not achieve its financial performance objectives for 2025. In determining the actual bonus amounts, the Compensation Committee used its discretion to also consider overall Company performance, operational achievements, and progress on key strategic initiatives in addition to the financial performance objectives. Although the formulaic payout under the annual bonus plan was 55%, the Compensation Committee determined that a higher payout was appropriate in light of the Company’s overall performance and the progress made against key strategic objectives. Accordingly, the Compensation Committee exercised its discretion to approve a payout of 78%. In making this determination, the Compensation Committee considered, among other things, the Company’s near attainment of certain financial performance thresholds and its meaningful progress in positioning the business for future growth.

The Compensation Committee believes that the following bonus amounts for its named executive officers (which is 78% of the target bonus amount) appropriately reflect the Company’s financial and operational performance for the year:

	Annual Target Bonus for 2025	Actual Annual Bonus for 2025

Joseph M. Burnett	$531,000	$414,180
Danilo D’Alessandro	$195,000	$152,100
Jeremy L. Stigall	$185,000	$144,300

In 2025, the Compensation Committee also approved new grants of restricted stock units under the Fifth Amended and Restated 2013 Incentive Compensation Plan, as amended, to the named executive officers as summarized in the below table. The below dollar amounts were divided by the Company closing share price ($13.55) on the date of grant (March 3, 2025) to determine the whole number of shares subject to the award. Further details on these grants are shown in footnote (1) to the Summary Compensation Table.

	Grant Date	Dollar Value of RSU Grant ($)

Joseph M. Burnett	March 3, 2025	1,800,000
Danilo D’Alessandro	March 3, 2025	700,000
Jeremy L. Stigall	March 3, 2025	600,000

Equity Compensation Plans. The Company currently maintains the Amended and Restated 2013 Incentive Compensation Plan pursuant to which equity compensation awards have been granted to selected service providers in past years, including 2025, and under which the Compensation Committee may also make future equity grants. The Amended and Restated 2013 Incentive Compensation Plan is more fully described in Proposal No. 4.

The Company also maintains the Amended and Restated 2021 Employee Stock Purchase Plan (“ESPP”). In April 2021, the Board adopted the Employee Stock Purchase Plan and in June 2021 our stockholders approved the Employee Stock Purchase Plan. In 2025, the Board and Company stockholders approved a restatement of the Employee Stock Purchase Plan into the ESPP. The ESPP is intended to comply with the requirements of Section 423 of the Internal Revenue Code (“Code”). As required by Section 423 of the Code, participants in the ESPP will generally all have the same rights and privileges. The Compensation Committee will administer the ESPP and the Board may amend or terminate the ESPP subject to obtaining any required stockholder approval.

Under the ESPP, our employees, including our named executive officers, have an opportunity to acquire our common shares at a specified discount from the fair market value as permitted by Section 423 of the Code. The ESPP makes shares available for purchase pursuant to offering periods which consist of four six-month purchase periods. Each offering period and each purchase period will commence on January 1 and July 1 and end on June 30 and December 30 of each six month period following commencement of such offering period or purchase period, respectively. Effective on the first day of each offering period, as determined at the end of the respective purchase period, a participating employee may purchase up to that number of common shares determined by a fraction the numerator of which is the amount of the contribution level for such employee multiplied by such employee’s compensation during the purchase period and the denominator of which is eighty-five percent (85%) of the lower of (a) the fair market value on the offering date or (b) the fair market value on the purchase date, but in no event less than the par value of a share. However, no otherwise eligible employee shall be granted an option under the ESPP (i) if, immediately after the grant, the employee would own stock and options possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or (ii) if the grant would cause his or her rights to purchase stock under all employee stock purchase plans of the Company to apply to shares of Common Stock having a fair market value of $25,000 or more for the calendar year in which such option is outstanding at any time. Additionally, the ESPP provides that in no event will a participant be permitted to purchase more than 3,500 shares during any one purchase period and the Compensation Committee may modify this maximum number in its discretion.

The Board authorized and reserved a total of 700,000 shares of our common stock for issuance under the ESPP. Shares subject to purchase rights which expire or are canceled will again become available for issuance under the ESPP. As of March 23, 2026, 382,463 shares remained available for issuance under the ESPP. Unless terminated earlier, the ESPP will terminate on December 30, 2031.

2026 Compensation Decisions. After considering each named executive officer’s contribution to the Company’s performance in 2025 and compensation data from comparable peer companies, in January 2026 the Compensation Committee made the determination to: (i) increase named executive officer base salaries; and (ii) decrease the annual target bonus percentage (as a multiple of annual base salary) for Mr. Burnett from 90% to 75%. No change was made to the annual target bonus percentages (as a multiple of annual base salary) for Mr. D'Alessandro and Mr. Stigall.

	Base Salary as of February 1, 2025	Base Salary as of February 16, 2026

Joseph M. Burnett	$590,000	$676,000
Danilo D’Alessandro	$390,000	$450,000
Jeremy L. Stigall	$370,000	$415,000

In January 2026, the Compensation Committee also approved new grants of restricted stock units under the Sixth Amended and Restated 2013 Incentive Compensation Plan to the named executive officers as summarized in the below table. The below dollar amounts were divided by the closing price per share of the Company’s common stock on the date of grant to determine the whole number of shares subject to the award. These awards were granted on February 17, 2026 when our closing share price was $13.58. Subject to continued service by the named executive officer, the shares subject to these restricted stock units will vest as follows: (i) 20% of total shares on the first anniversary of the date of grant; and (ii) 40% of the total shares on each of the second and third anniversaries of the date of grant.

	Dollar Value of RSU Grant	Number of Shares Subject to RSU Grant

Joseph M. Burnett	$2,000,000	147,275
Danilo D’Alessandro	$900,000	66,273
Jeremy L. Stigall	$700,000	51,546

Employment Agreements. Each of our named executive officers had a written employment agreement with the Company during 2025. In November 2017, we entered into an employment agreement with Mr. Burnett and amended such employment agreement in March 2023. In September 2020, we entered into an employment agreement with Mr. D’Alessandro and amended such employment agreement in March 2023. In May 2022, we entered into an employment agreement with Mr. Stigall and amended such employment agreement in March 2023. The March 2023 employment agreement amendments with each of our named executive officers (i) provided for certain severance benefits upon a non-renewal of the employment agreement by the Company at the end of the then-current term, (ii) adjusted the portion of outstanding equity awards that will accelerate vest upon certain qualifying termination events, and such termination or change of control benefits are described more fully below in the “Payments Upon Termination or Change of Control” section , and (iii) amended the terms of their employment agreements with respect to paid time off to provide for unlimited paid time off subject to the demands of our business and the executive’s employment obligations, in accordance with the terms of our unlimited paid time off policy for Section 16 officers, as in effect from time to time. Under each of the employment agreements, the employment of the named executive officer may be terminated by either party upon written notice to the other party. In connection with their employment agreements, each named executive officer also entered into a confidentiality agreement and non-compete agreement, which agreements impose on the executive customary restrictive covenants prohibiting the disclosure of our confidential information, requiring the executive to assign us any invention discovered in the scope of his employment, prohibiting him from competing with us during the term of his employment and for one year following the termination of his employment (subject to the unenforceability of post-employment restrictive covenants in California), and prohibiting him from soliciting our employees, consultants and contractors during the term of his employment and, for certain executive officers, for a period of time following the termination of his employment.

Mr. Burnett. Mr. Burnett’s employment agreement provides that he shall serve as our Chief Executive Officer and President, receive an annual base salary (which cannot be less than $360,000 nor be reduced by more than 10% from a prior year), have a target annual bonus opportunity of 40% of his annual base salary (which percentage is now at 75% for 2026) with any payment based on achievement of performance goals established by the Compensation Committee, and be entitled to participate in award plans and employee benefit programs. The agreement did provide for a signing bonus, inducement equity grant and relocation payments, all of which have been previously paid out. The original term of the employment agreement was three years and the agreement provides for annual renewal on every November 7th unless a party provides the other party with a non-renewal notice at least 90 days beforehand.

Mr. D’Alessandro. Mr. D’Alessandro’s employment agreement provides that he shall serve as our Chief Financial Officer, receive an annual base salary (which cannot be less than $285,000 nor be reduced by more than 10% from a prior year), have a target annual bonus opportunity of 35% of his annual base salary (which percentage is now at 50% for 2026) with any payment based on achievement of performance goals established by the Compensation Committee, and be entitled to participate in award plans and employee benefit programs. The agreement did provide for a signing bonus and an inducement equity grant, all of which have been paid out. The original term of the employment agreement was three years and the agreement provides for annual renewal on every September 29th unless a party provides the other party with a non-renewal notice at least 90 days beforehand.

Mr. Stigall. Mr. Stigall’s employment agreement provides that he shall serve as our General Manager of Biologics and Drug Delivery (which role has since been changed to be Chief Business Officer), receive an annual base salary (which cannot be less than $260,000 nor be reduced by more than 10% from a prior year), have a target annual bonus opportunity of 35% of his annual base salary (which percentage is now at 50% for 2026) with any payment based on achievement of performance goals established by the Compensation Committee, and be entitled to participate in award plans and employee benefit programs. The original term of the employment agreement was for three years extending through May 16, 2025 and the agreement provides for annual renewal on every May 16th unless a party provides the other party with a non-renewal notice at least 90 days beforehand.

Payments Upon Termination or Change of Control

Termination Payments. Upon any termination of employment of any named executive officer, he will be entitled to receive any base salary and bonus compensation earned but unpaid as of the termination date along with any unreimbursed business expenses to which he is entitled as of the termination date.

In the event the Company terminates the employment of a named executive officer without cause, if the named executive officer terminates his employment for good reason, or if there is a termination by the Company of the agreement’s term, as those terms are defined in his employment agreement, as amended, then he will be entitled to receive: (i) an amount equal to his annual base salary in effect on the termination date; (ii) an amount equal to his average bonus for the previous two years; and (iii) $18,000. In addition, (a) any unvested stock options and restricted stock previously granted to him prior to March 3, 2023 will become fully vested on the termination date and, in the case of stock options, will be exercisable until the earlier of three years after the termination date or the final expiration date provided for in the applicable option agreement; and (b) any unvested stock options and restricted stock granted to him on or after March 3, 2023 scheduled to vest within the twelve (12) month period following the termination date will become fully vested on the termination date and, in the case of stock options, will be exercisable until the earlier of one year after the termination date or the final expiration date provided for in the applicable option agreement.

Change of Control Payments. Upon a change of control, as such term is defined in the named executive officer’s employment agreement, any unvested stock options and restricted stock previously granted to such named executive officer will become fully vested. In addition, if the Company terminates the named executive officer’s employment without cause, or if he terminates his employment for good reason, in either case within two months prior to or within 12 months following the change of control, then the named executive officer will be entitled to receive a lump sum payment equal to the sum of: (i) two times his annual base salary in effect on the termination date; (ii) two times the average of his two highest bonuses paid in the previous three years; and (iii) $18,000. In addition, outstanding stock options will be exercisable until the earlier of three years after the termination date or the final expiration date provided for in the applicable option agreement.

The foregoing severance and change of control benefits are conditioned upon the named executive officer executing a release and waiver on such terms and conditions as the Company may reasonably require as a condition of entitlement to such benefits.

Outstanding Equity Awards at December 31, 2025

The table below sets forth information regarding the outstanding equity awards held by our named executive officers at December 31, 2025.

	Option Awards						Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that have not vested (#)		Market Value of Shares of Stock that have not vested ($)

Joseph M. Burnett	350,000	(1)	—		$2.50	November 7, 2027	—		—
	74,404	(2)	—		$3.47	August 15, 2029	—		—
	52,356	(3)	—		$3.24	July 9, 2030	—		—
	29,377	(4)	—		$16.71	August 20, 2031	47,407	(5)	648,528	(5)
	46,743	(6)	—		$11.41	June 10, 2032	169,657	(7)	2,320,908	(7)
	23,704	(8)	15,802	(8)	$8.10	March 6, 2033	132,841	(9)	1,817,265	(9)
Danilo D’Alessandro	75,000	(10)	—		$5.80	September 29, 2030	18,765	(5)	256,705	(5)
	11,750	(4)	—		$16.71	August 20, 2031	65,253	(7)	892,661	(7)
	15,600	(6)	—		$11.41	June 10, 2032	4,145	(11)	56,704	(11)
	5,827	(8)	6,255	(8)	$8.10	March 6, 2033	51,660	(9)	706,709	(9)
Jeremy L. Stigall	5,875	(4)	—		$16.71	August 20, 2031	17,778	(5)	243,203	(5)
	11,686	(6)	—		$11.41	June 10, 2032	61,990	(7)	848,023	(7)
	8,888	(8)	5,926	(8)	$8.10	March 6, 2033	44,280	(9)	605,750	(9)
							8,291	(11)	113,421	(11)

(1)
One third of the shares subject to this option vested on the first anniversary of the grant date, November 7, 2018. The remaining two-thirds of the shares vested ratably in 8 equal quarterly installments beginning in the first quarter following the first anniversary of the grant date.
(2)
The shares subject to this option vested as follows: (i) 20% of the total shares on August 15, 2020; (ii) 40% of the total shares on August 15, 2021; and (iii) 40% of the total shares on August 15, 2022.
(3)
The shares subject to this option vested as follows: (i) 20% of the total shares on July 9, 2021; (ii) 40% of the total shares on July 9, 2022; and (iii) 40% of the total shares on July 9, 2023.
(4)
The shares subject to this option vested as follows: (i) 20% of the total shares on August 20, 2022; (ii) 40% of the total shares on August 20, 2023; and (iii) 40% of the total shares on August 20, 2024.
(5)
The shares subject to this restricted stock unit grant vested, or will vest, as follows: (i) 20% of the total shares on March 6, 2024; (ii) 40% of the total shares on March 6, 2025; and (iii) 40% of the total shares on March 6, 2026.
(6)
The shares subject to this option vested as follows: (i) 20% of the total shares on June 10, 2023; (ii) 40% of the total shares on June 10, 2024; and (iii) 40% of the total shares on June 10, 2025.
(7)
The shares subject to this restricted stock unit grant will vest as follows: (i) 20% of the total shares on March 12, 2025; (ii) 40% of the total shares on March 12, 2026; and (iii) 40% of the total shares on March 12, 2027.
(8)
The shares subject to this option vested, or will vest, as follows: (i) 20% of the total shares on March 6, 2024; (ii) 40% of the total shares on March 6, 2025; and (iii) 40% of the total shares on March 6, 2026.
(9)
The shares subject to this restricted stock unit grant will vest as follows: (i) 20% of the total shares on March 3, 2026; (ii) 40% of the total shares on March 3, 2027; and (iii) 40% of the total shares on March 3, 2028.
(10)
The shares subject to this option vested as follows: (i) one-third of the total shares on September 29, 2021; (ii) one-third of the total shares on September 29, 2022; and (iii) one-third of the total shares on September 29, 2023.
(11)
The shares subject to this restricted stock unit grant vested, or will vest, as follows: (i) 50% of the total shares on March 11, 2025 and (ii) 50% of the total shares on March 11, 2026.

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. The disclosures included in this section are prescribed by SEC rules and do not necessarily align with how the Company, our Board, or the Compensation Committee view the link between the Company’s performance and named executive officer pay, and neither the Board nor the Compensation Committee uses compensation actually paid as the basis for making compensation decisions. The tabular disclosure and the following graphs were developed in accordance with SEC rules and do not fully represent the actual final amount of compensation earned by or actually paid to our named executive officers during the applicable fiscal years.

Year	Summary Compensation Table total for PEO ($) (1)(2)	Compensation Actually Paid to PEO ($) (1)(3)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($) (1)(2)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($) (1)(3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return ($)	Net Income (Loss) ($ thousands) (4)

2025	2,814,944	2,126,251	1,188,578	909,691	161.51	(25,540)
2024	2,532,674	5,879,998	1,150,234	2,511,546	137.08	(18,914)
2023	1,995,337	1,460,479	884,737	654,045	42.73	(22,089)

(1)
The NEOs included in these columns reflect the following:

Year	PEO	Non-PEO NEOs
2025	Mr. Burnett	Mr. D'Alessandro and Mr. Stigall
2024	Mr. Burnett	Mr. D'Alessandro and Mr. Stigall
2023	Mr. Burnett	Mr. D'Alessandro and Mr. Stigall

(2)
Amounts reflect the total compensation for our NEOs, as reported in the Summary Compensation Table for each applicable year.
(3)
In accordance with Item 402(v) requirements, the fair values of unvested and outstanding equity awards were remeasured as of the end of each fiscal year, and as of each vesting date, during the years displayed in the tables below. For a discussion of the assumptions made in the valuation at grant, see the discussion under Note 2 to the audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. For each fiscal year reflected, the “compensation actually paid” to the PEO and the average “compensation actually paid” to the non-PEO NEOs reflect the following adjustments made to the total compensation amounts reported in the Summary Compensation Table for each applicable fiscal year, computed in accordance with Item 402(v) of Regulation S-K.

	2025	2024	2023

Summary Compensation Table Total for PEO	2,814,944	2,532,674	1,995,337
Less: Grant Date Fair Value of Equity Awards	(1,799,996)	(1,299,995)	(1,192,211)
Add: Year-End Fair Value of Awards Granted in the Applicable Year that are Outstanding and Unvested	1,817,265	3,261,652	1,017,832
Add: Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	(390,816)	1,390,188	(207,879)
Add: Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	(315,146)	(4,521)	(152,600)
Add: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	—	—	—
Less: Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	—	—	—
Add: Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	—	—	—
Compensation Actually Paid for PEO	2,126,251	5,879,998	1,460,479

	2025	2024	2023

Average of Summary Compensation Table Total for NEOs (other than PEO)	1,188,578	1,150,234	884,737
Less: Grant Date Fair Value of Equity Awards	(649,994)	(562,493)	(458,781)
Add: Year-End Fair Value of Awards Granted in the Applicable Year that are Outstanding and Unvested	656,230	1,414,399	392,284
Add: Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	(158,194)	511,654	(73,359)
Add: Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	(126,929)	(2,248)	(90,836)
Add: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	—	—	—
Less: Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	—	—	—
Add: Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	—	—	—
Average Compensation Actually Paid for NEOs (other than PEO)	909,691	2,511,546	654,045

(4)
Amounts reflect the Company's net income as reported in our audited financial statements for the applicable year.

Required Disclosure of the Relationship Between Compensation Actually Paid and TSR and Net Income

As required by Item 402(v) of Regulation S-K, we are providing the following graphs to illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above. As noted above, Compensation Actually Paid for purposes of the tabular disclosure and the following graphs were calculated in accordance with SEC rules and do not fully represent the actual final amount of compensation earned by or actually paid to our named executive officers during the applicable fiscal years.

Compensation Actually Paid vs. Company TSR
Compensation Actually Paid
$7,000,000.00
$6,000,000.00
$5,000,000.00
$4,000,000.00
$3,000,000.00
$2,000,000.00
$1,000,000.00
$-
Cumulative TSR
(value of initial $100 investment)
$180.00
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
$42.73
$137.08
$161.51
2023
2024
2025
PEO
Average for Non-PEO NEOs
Cumulative TSR

Compensation Actually Paid vs. Net Income
$7,000,000.00
$6,000,000.00
$5,000,000.00
$4,000,000.00
$3,000,000.00
$2,000,000.00
$1,000,000.00
$-
Compensation Actually Paid
$-
$(5,000.00)
$(10,000.00)
$(15,000.00)
$(20,000.00)
$(25,000.00)
$(30,000.00)
Net Income (Loss)
(in thousands)
$(22,089)
$(18,914)
$(25,540)
2023
2024
2025
PEO
Average for Non-PEO NEOs
Net Income

None of the information provided above under the “Pay Versus Performance” heading will be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Related Party Transactions

We adopted a related party transactions policy that prohibits all related party transactions unless our Audit Committee approves or ratifies such transaction in accordance with the policy. Under the policy, our Audit Committee may approve a related party transaction if it finds that the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party; and that it has been fully apprised of all significant conflicts that may exist or otherwise arise on account of the transaction, and it believes, nonetheless, that entering into the related party transaction is warranted and that we have developed an appropriate plan to manage the potential conflicts of interest. For purposes of the policy: (a) a related party transaction is any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we (or any of our subsidiaries) was, is, or will be a participant, the amount involved exceeds $120,000, and a related party has or will have a direct or indirect material interest; and (b) a related party is (i) any of our executive officers or directors or any of their respective immediate family members, (ii) any entity which is owned or controlled by any of our executive officers or directors or any of their respective immediate family members, or any entity in which any of our executive officers or directors or any of their respective immediate family members is deemed to have a substantial ownership interest or control of such entity by virtue of such person owning more than 20% of such entity, and (iii) any person known to be the beneficial owner of more than 5% of any class of our voting securities. In approving or rejecting a proposed related party transaction, our Audit Committee will take into account, among other factors it deems appropriate, the extent of the related party's interest in the transaction and, if applicable, the impact on a director’s independence. After consideration of these and other factors, the Audit Committee may approve or reject the proposed transaction. Consistent with the policy, if we should discover related person transactions that have not been approved, the Audit Committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.

Related Person Transactions

Other than as described below, since January 1, 2024, there has not been any transaction, and there is no currently proposed transaction, in which we have been a participant and the amount involved in the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year end for the last two completed fiscal years, and in which any of our executive officers, directors and principal stockholders, including their immediate family members, had or will have a direct or indirect material interest.

In May 2019, we entered into a Supply Agreement (the “PTC Supply Agreement”) with PTC Therapeutics, Inc. (“PTC”) under which we are providing PTC with hardware, software, clinical case support services and market development services to support PTC’s potential commercialization in gene therapy globally. Dr. Klein, one of our directors, is PTC’s Chief Executive Officer and President. In 2024 and 2025, PTC made payments to us under the PTC Supply Agreement in the amount of $2.8 million and $2.9 million, respectively, representing approximately 16% and 15% of our biologics and drug delivery revenues for 2024 and 2025, respectively, or 9% and 8% of our total revenues for 2024 and 2025, respectively. The PTC Supply Agreement is the result of arm’s length commercial negotiation, and we believe it is on market terms and conditions. From January 2020 until August 2024, PTC held secured convertible notes issued by the Company in the principal amount of $10 million. PTC was also a significant stockholder of the Company from 2020 to 2025.

Indemnification Agreements

In addition to the indemnification provided for in our certificate of incorporation and bylaws, we have entered into separate indemnification agreements with each of our directors and executive officers. These indemnification agreements may require us, among other things, to indemnify our directors and officers for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of such individual’s service as one of our directors or officers, or any of our subsidiaries or any other company or enterprise to which the person provides services at our request. We believe that these provisions and agreements are necessary to attract and retain qualified individuals to serve as directors and officers. There is no pending litigation or proceeding involving any of our directors or officers to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category (1)	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (2) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by stockholders (3)	2,528,939	(4)	$7.09	1,722,990	(5)
Equity compensation plans not approved by stockholders (6)(7)	425,000		$3.08	14,250	(8)
Total	2,953,939		$5.78	1,737,240

(1)
The information presented in this table is as of December 31, 2025.
(2)
The weighted-average exercise price calculation is only for stock options.
(3)
Consists of the Sixth Amended and Restated 2013 Incentive Compensation Plan and the Amended and Restated 2021 Employee Stock Purchase Plan.
(4)
Consists of 877,072 stock options and 1,651,867 unvested restricted stock units.
(5)
Consists of 1,340,527 shares of common stock available for issuance under the Sixth Amended and Restated 2013 Incentive Compensation Plan and 382,463 shares of common stock available for issuance under the Amended and Restated 2021 Employee Stock Purchase Plan.
(6)
In November 2017, we entered into an employment agreement with Joseph M. Burnett, our Chief Executive Officer and President, pursuant to which we awarded Mr. Burnett a non-qualified stock option to purchase 350,000 shares of our common stock.
(7)
In September 2020, we entered into an employment agreement with Danilo D’Alessandro, our Chief Financial Officer, pursuant to which we awarded Mr. D’Alessandro a non-qualified stock option to purchase 75,000 shares of our common stock.
(8)
We adopted the 2013 Non-Employee Director Equity Incentive Plan in December 2013. As of December 31, 2025, no awards granted under the plan were outstanding, and 14,250 shares remained available for issuance under the plan. The plan is intended to aid us in recruiting, retaining, and motivating non-employee directors through the granting of stock-based awards, including stock options and stock appreciation rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 23, 2026 (the “Measurement Date”) regarding the beneficial ownership of our common stock by:

•
each person, or group of affiliated persons, who is known by us to own beneficially five percent or more of our common stock;
•
each of our directors;
•
each of our named executive officers; and
•
all of our directors and executive officers as a group.

Percentage ownership calculations for beneficial ownership are based on 29,986,016 shares of our common stock outstanding as of the Measurement Date. Except as otherwise indicated below, the address of each beneficial owner of our common stock is c/o ClearPoint Neuro, Inc., 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the vesting of restricted stock or exercise of stock options and warrants that are either immediately exercisable or exercisable within 60 days of the Measurement Date. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Beneficial Owner	Number of Shares Owned		% of Shares Outstanding

5% Stockholders
Bigger Capital Fund, LP 11700 West Charleston Blvd., #170-659 Las Vegas, NV 89135	2,216,543	(1)	7.39%
MAK Capital One L.L.C. 590 Madison Avenue, 31st Floor New York, NY 10022	1,729,611	(2)	5.77%
Blackrock, Inc. 50 Hudson Yards New York, NY 10001	1,583,071	(3)	5.28%

Directors and Named Executive Officers
R. John Fletcher	201,264	(4)	*
Pascal E.R. Girin	182,553	(5)	*
B. Kristine Johnson	113,301	(6)	*
Matthew B. Klein	75,120	(7)	*
Timothy T. Richards	164,856	(8)	*
Lynnette C. Fallon	66,669	(9)	*
Linda M. Liau	77,676	(10)	*
Joseph M. Burnett	861,517	(11)	2.82%
Danilo D’Alessandro	217,116	(12)	*
Jeremy L. Stigall	140,857	(13)	*
All directors and executive officers as a group (10 persons)	2,100,929	(14)	6.94%

*
Represents beneficial ownership of less than 1% of our outstanding common stock.
(1)
Consists of (i) 1,333,155 shares beneficially owned by Bigger Capital Fund, LP (“Bigger Capital”); (ii) 337,696 shares beneficially owned by District 2 Capital Fund LP (“District 2 CF”); (iii) 40,692 shares owned by Michael Bigger; (iv) 167,000 shares owned by Mr. Bigger’s spouse; and (v) 338,000 shares held by Mr. Bigger’s sons. Bigger Capital Fund GP, LLC (“Bigger GP”), as the general partner of Bigger Capital, may be deemed to beneficially own the shares beneficially owned by Bigger Capital. District 2 Capital LP (“District 2”), as the investment manager of District 2 CF, may be deemed to beneficially own the shares beneficially owned by District 2 CF. District 2 GP LLC (“District 2 GP”), as the general partner of District 2 CF, may be deemed to beneficially own the shares of beneficially owned by District 2 CF. District 2 Holdings LLC (“District 2 Holdings”), as the managing member of District 2 GP, may be deemed to beneficially own the shares beneficially owned by District 2 CF. Mr. Bigger, as the managing member of Bigger GP and the managing member of District 2 Holdings, may be deemed to beneficially own the shares beneficially owned by each of Bigger Capital and District 2 CF. Mr. Bigger also may be deemed the beneficial owner of the shares owned by his spouse and the shares held by his sons. Each of Bigger GP and Mr. Bigger disclaims beneficial ownership of the shares beneficially owned by Bigger Capital. Each of District 2, District 2 GP, District 2 Holdings and Mr. Bigger disclaims beneficial ownership of the shares beneficially owned by District 2 CF, Mr. Bigger disclaims beneficial ownership of the shares owned by his spouse and sons, and Mr. Bigger’s spouse disclaims beneficial ownership of the shares owned by Mr. Bigger. The foregoing information is based on information in a Schedule 13G/A filed by Bigger Capital on February 4, 2026.
(2)
Consists of 1,729,611 shares beneficially owned by (i) MAK Capital Fund LP (“MAK Fund”), (ii) MAK Capital One L.L.C. (“MAK Capital”), and (iii) Michael A. Kaufman (“Mr. Kaufman,” and collectively with MAK Fund and MAK Capital, the “Reporting Persons”). The foregoing information is based on a Schedule 13G filed by the Reporting Persons on March 13, 2026.
(3)
BlackRock, Inc. beneficially owns 1,583,071 shares, with sole voting power over 1,561,394 shares and sole dispositive power over 1,583,071 shares and shared voting and dispositive power over 0 shares. The foregoing information is based on a Schedule 13G filed by BlackRock, Inc. on July 17, 2025.
(4)
Includes 72,185 shares that Mr. Fletcher has the right to acquire through the exercise of options and 12,417 shares issuable upon the vesting of restricted stock units within 60 days of the Measurement Date.
(5)
Includes 72,685 shares that Mr. Girin has the right to acquire through the exercise of options and 12,417 shares issuable upon the vesting of restricted stock units within 60 days of the Measurement Date.
(6)
Includes 42,185 shares that Ms. Johnson has the right to acquire through the exercise of options and 12,417 shares issuable upon the vesting of restricted stock units within 60 days of the Measurement Date.
(7)
Includes 12,185 shares that Dr. Klein has the right to acquire through the exercise of options and 12,417 shares issuable upon the vesting of restricted stock units within 60 days of the Measurement Date.
(8)
Includes 72,685 shares that Mr. Richards has the right to acquire through the exercise of options and 12,417 shares issuable upon the vesting of restricted stock units within 60 days of the Measurement Date.
(9)
Includes 13,351 shares that Ms. Fallon has the right to acquire through the exercise of options and 12,417 shares issuable upon the vesting of restricted stock units within 60 days of the Measurement Date.
(10)
Includes 12,875 shares that Dr. Liau has the right to acquire through the exercise of options and 12,417 shares issuable upon the vesting of restricted stock units within 60 days of the Measurement Date.
(11)
Includes 551,444 shares that Mr. Burnett has the right to acquire through the exercise of options.
(12)
Includes 114,432 shares that Mr. D’Alessandro has the right to acquire through the exercise of options.
(13)
Includes 32,375 shares that Mr. Stigall has the right to acquire through the exercise of options.
(14)
Includes 996,402 shares issuable upon the exercise of options held by directors or executive officers.

“HOUSEHOLDING” OF PROXY MATERIALS

We have adopted an SEC-approved procedure called “householding.” This procedure potentially means extra convenience for stockholders and cost savings for companies. Under this procedure, we send only one copy of the Notice of Internet Availability and, if applicable, Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report, to stockholders of record who share the same address and last name, unless one of those stockholders notifies us that the stockholder would like a separate copy of such documents. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the Notice of Internet Availability and, if applicable, Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report, from the other stockholder(s) sharing your address, please direct your written request to ClearPoint Neuro, Inc., Corporate Secretary at 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075 or contact us by phone at (888) 287-9109. We undertake to deliver promptly, upon any such oral or written request, a separate copy of the Notice of Internet Availability and, if applicable, Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report, to a stockholder at a shared address to which a single copy of these documents was delivered. Similarly, if stockholders of record sharing the same address are receiving multiple copies of the Notice of Internet Availability or, if applicable, Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report, and such stockholders would like a single copy to be delivered to them in the future, such stockholders may make such a request by contacting us by the means described above. Our Annual Report and this Proxy Statement are also available at https://www.cstproxy.com/clearpointneuro/2026.

If you wish to update your participation in householding and you are a beneficial owner who holds shares in “street name” with a broker, bank or other nominee, you may contact your broker, bank, or other nominee or Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717, (800) 542-1061.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholder proposals (other than director nominations) intended to be included in our proxy materials and presented at next year’s annual meeting of stockholders under Rule 14a-8 of the Exchange Act must be received by us at our principal executive offices no later than December 11, 2026 and must comply with applicable SEC rules, including Rule 14a-8 of the Exchange Act, to be eligible for inclusion in our proxy materials for next year’s annual meeting of stockholders.

Our bylaws provide procedures regarding nominations of directors and proposals that a stockholder wishes to present directly at an annual meeting of stockholders outside of the Rule 14a-8 context described in the preceding paragraph. Under our bylaws, written notice of any director nomination or any other business proposed by a stockholder must be delivered to our Corporate Secretary at our principal executive offices not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting of stockholders. Accordingly, any stockholder who wishes to nominate a director or propose other business to be considered at next year’s annual meeting of stockholders must deliver a written notice (containing the information and documents specified in our bylaws regarding the stockholder, the proposed nominee and the proposed action) to our Corporate Secretary at our principal executive offices not earlier than the close of business on January 20, 2027 and not later than the close of business on February 19, 2027. However, if the date of next year’s annual meeting of stockholders is advanced or delayed by more than 30 days of the first anniversary of this year’s annual meeting of stockholders, then the written notice (containing the information and documents specified in our bylaws regarding the stockholder, the proposed nominee and the proposed action) must be delivered to us at our principal executive offices not earlier than the close of business on the 120th day prior to next year’s annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made.

In addition to satisfying the requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide a notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than February 19, 2027.

The mailing address of our current principal executive offices is ClearPoint Neuro, Inc., Attn: Corporate Secretary, 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075. As used above, close of business means 6:00 p.m. local time at our principal executive offices.

If the chairperson of the annual meeting determines that a proposed nomination or business was not made or proposed in compliance with the procedures set forth in our bylaws or if the stockholder fails to comply with Rule 14a-19 of the Exchange Act with respect to a director nomination, our bylaws provide that the chairperson has the power to declare that the nomination or business will be disregarded or that such proposed business shall not be transacted.

ANNUAL REPORT

Any person who was a beneficial owner of our common stock on the record date for the Annual Meeting may request a copy of our annual report on Form 10-K as filed with the SEC, including the financial statements and the financial statement schedules, and it will be furnished without charge upon receipt of a written request identifying the person so requesting a report as our stockholder on such record date. We will provide copies of any exhibit(s) to our Annual Report on Form 10-K upon request and upon payment of a reasonable fee not to exceed our costs in providing such copy. Requests should be directed to ClearPoint Neuro, Inc., Attn: Corporate Secretary, 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075. Our Annual Report on Form 10-K and our other SEC filings are also available at http://www.sec.gov.

WEBSITES REFERENCED IN THIS PROXY STATEMENT

The content contained on, or that can be accessed through, the websites referred to in this Proxy Statement are not deemed to be part of, and are not incorporated by reference into, this Proxy Statement.

OTHER BUSINESS

Our Board is not aware of any matter that will be presented at the Annual Meeting other than those discussed in this Proxy Statement. However, if any other matter is properly brought before the Annual Meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of management.

By Order of the Board of Directors,

Ellisa Cholapranee
General Counsel and Secretary

Solana Beach, California

April 10, 2026

Appendix A

ClearPoint Neuro, Inc.

Seventh Amended and Restated 2013 Incentive Compensation Plan

WHEREAS, the 2013 Incentive Compensation Plan was originally adopted by the Board in March 2013 and approved by the stockholders on June 13, 2013; the Amended and Restated 2013 Incentive Compensation Plan was adopted by the Board in March 2015 and approved by the stockholders on June 4, 2015; the Second Amended and Restated 2013 Incentive Compensation Plan was adopted by the Board in March 2017 and approved by the stockholders on October 3, 2017; the Third Amended and Restated 2013 Incentive Compensation Plan was adopted by the Board in April 2020 and approved by the stockholders on June 2, 2020; the Fourth Amended and Restated 2013 Incentive Compensation Plan was adopted by the Board in March 2022 and approved by the stockholders on May 24, 2022; the Fifth Amended and Restated 2013 Incentive Compensation Plan was adopted by the Board in March 2024 and approved by the stockholders on May 15, 2024; the Sixth Amended and Restated 2013 Incentive Compensation Plan was adopted by the Board in March 2025 and approved by the stockholders on May 21, 2025; this Seventh Amended and Restated 2013 Incentive Compensation Plan was adopted by the Board in March 2026 subject to the approval by the stockholders in 2026; and

WHEREAS, the Sixth Amended and Restated 2013 Incentive Compensation Plan is hereby amended and restated in its entirety as set forth in this Plan to increase the number of Shares available for Awards by 1,000,000 Shares, and to make other administrative, conforming and miscellaneous changes as are necessary and consistent with applicable tax rules, regulations and laws.

1.
Purpose of the Plan. The purpose of this Seventh Amended and Restated 2013 Incentive Compensation Plan (the “Plan”) is to aid ClearPoint Neuro, Inc., a Delaware corporation (the “Company”), and its Affiliates (defined below) in recruiting and retaining key employees, directors, consultants and other service providers of outstanding ability and to motivate such employees, directors, consultants and other service providers to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards (defined below). The Company expects that it will benefit from the added interest which such key employees, directors, consultants and other service providers will have in the welfare of the Company as a result of their proprietary interest in the Company’s success.
2.
Definitions. The following capitalized terms used in the Plan have the respective meanings set forth in this Section 2:

“Act” means the Securities Exchange Act of 1934, as amended, or any successor thereto.

“Affiliate” means with respect to the Company, any entity directly or indirectly controlling, controlled by, or under common control with, the Company or any other entity designated by the Board in which the Company or an Affiliate has an interest.

“Award” means an Option, Stock Appreciation Right, Stock Award, Stock Unit, Performance-Based Award, or Other Stock-Based Award granted pursuant to the Plan.

“Board” means the Board of Directors of the Company.

“Change of Control” means the first occurrence after the Restatement Effective Date with respect to the Company of any of the following events: (i) a change in the ownership of the Company; (ii) a change in the effective control of the Company; and/or (iii) a change in the ownership of a substantial portion of the assets of the Company.

For purposes of this definition: (a) a change in the ownership of the Company occurs on the date on which any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; (b) a change in the effective control of the Company occurs on the date on which either (i) a person, or more than one person acting as a group, acquires ownership of stock of the Company possessing 30% or more of the total voting power of the stock of the Company, taking into account all such stock acquired during the 12-month period ending on the date of the most recent acquisition, or (ii) a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of such Board prior to the date of the appointment or election; and (c) a change in the ownership of a substantial portion of assets occurs on the date on which any one person, or more than one person acting as a group, other than a person or group of persons that is related to the Company, acquires assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions, taking into account all such assets acquired during the 12-month period ending on the date of the most recent acquisition.

If the timing of payments provided under an Award is based on or triggered by a Change of Control, then, to extent necessary to avoid violating Section 409A of the Code, a Change of Control must also constitute a “Change in Control Event” under Section 409A of the Code.

The determination as to the occurrence of a Change of Control shall be based on objective facts and in accordance with the requirements of Section 409A of the Code.

“Code” means the Internal Revenue Code of 1986, as amended, or any successor thereto.

“Committee” means the Compensation Committee of the Board (or a subcommittee thereof as provided under Section 4), or such other committee of the Board (including, without limitation, the full Board) to which the Board has delegated power to act under or pursuant to the provisions of the Plan.

“Company” has the meaning set forth in Section 1.

“Disability” means Disability as defined for purposes of Section 409A of the Code. The Disability determination shall be in the sole discretion of the Committee and a Participant (or his representative) shall furnish the Committee with medical evidence documenting the Participant’s Disability which is satisfactory to the Committee.

“Effective Date” means March 5, 2013.

“Employment” means (i) a Participant’s employment if the Participant is an employee of the Company or any of its Affiliates, (ii) a Participant’s service as a consultant or other service provider, if the Participant is a consultant or other service provider to the Company or its Affiliates, and (iii) a Participant’s service as a non-employee director, if the Participant is a non-employee member of the Board.

“Fair Market Value” means, as of a given date, (i) if the Shares are listed or admitted to trading on a national securities exchange on such date, the closing price per Share for the regular market session on such date on the principal securities exchange on which the Shares are listed or admitted to trading, or (ii) if the Shares are not listed or admitted to trading on a national securities exchange, the average of the per Share closing bid price and per Share closing asked price on such date as reported on a quotation system, or (iii) in the absence of a market for the Shares of the type described in the foregoing clauses (i) or (ii), the value established by the Committee in good faith pursuant to the reasonable application of a reasonable valuation method under Treasury Regulation Section 1.409A-1(b)(5)(iv)(B). With respect to clause (i) above, if no sale of Shares shall have been reported on such principal securities exchange on such date, then the immediately preceding date on which sales of the Shares have been so reported shall be used. With respect to clause (ii) above, if no closing bid and asked prices shall have been reported on such date, then the immediately preceding date on which such prices have been reported shall be used. Notwithstanding the foregoing, for any purposes under this Plan including for Plan administrative purposes, the Committee may, in its discretion, apply any other definition of Fair Market Value which is reasonable and consistent with applicable tax, accounting and other rules.

“ISO” means an Option that is an incentive stock option granted pursuant to Section 6(d).

“Option” means a stock option granted pursuant to Section 6.

“Option Price” means the purchase price per Share of an Option, as determined pursuant to Section 6(a).

“Other Stock-Based Awards” means Awards (other than an Option, Stock Appreciation Right, Stock Unit, or Stock Award) granted pursuant to Section 8(c).

“Participant” means an employee, director, consultant or other service provider of the Company or any of its Affiliates who is selected by the Committee to participate in the Plan.

“Performance-Based Awards” means certain Awards granted with Performance Measures as described in Section 10.

“Performance Measures” means one or more of any performance measures upon which performance goals for Performance-Based Awards may be established by the Committee as described in Section 10.

“Permitted Holders” means, as of the date of determination, any and all of an employee benefit plan (or trust forming a part thereof) maintained by (i) the Company, or (ii) any corporation or other Person of which a majority of its voting power of its voting equity securities or equity interest is owned, directly or indirectly, by the Company.

“Person” means a “person”, as such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto).

“Plan” has the meaning set forth in Section 1.

“Restatement Effective Date” means the date on which this Seventh Amended and Restated 2013 Incentive Compensation Plan is approved by the Company’s stockholders provided that such approval must occur in 2026.

“Shares” means shares of common stock of the Company.

“Stock Appreciation Right” means a stock appreciation right granted pursuant to Section 7.

“Stock Award” means a grant of Shares pursuant to Section 8.

“Stock Unit” means a bookkeeping entry representing the equivalent of one Share, that is granted pursuant to Section 9.

“Subsidiary” means a subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

3. Shares Subject to the Plan. Subject to Section 11, as of the Restatement Effective Date, the total number of Shares which may be issued under the Plan is 7,806,250 Shares (the “Share Reserve”). Each Share subject to an Award granted after the Restatement Effective Date shall reduce the Share Reserve by one (1) Share. Notwithstanding any other provision of the Plan to the contrary, subject to Section 11, a non-employee director may not be granted Awards covering more than 60,000 Shares in any calendar year. The Shares may consist, in whole or in part, of unissued Shares, treasury Shares or Shares reacquired by the Company in any manner. Shares subject to Awards that are cancelled, forfeited or expire prior to exercise or otherwise without the delivery of Shares, either in full or in part, shall again become available for issuance under the Plan. Notwithstanding anything to the contrary contained herein, Shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such Shares are (a) Shares tendered or otherwise withheld or used in payment of an Option, (b) Shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) Shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4. Administration. The Plan shall be administered by the Committee. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or advisable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or advisable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). The Committee shall have the full power and authority to establish the terms and conditions of any Award consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.

a.
Substitute Awards. Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding Awards previously granted by the Company or any of its Subsidiaries or a company acquired by the Company or with which the Company combines. The number of Shares underlying awards made in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines shall not be counted against the aggregate number of Shares available for Awards under the Plan, except as may be required by reason of Section 422 of the Code, nor shall the Shares subject to such substitute awards become available for new Awards under the circumstances described in Section 3. In addition, in the event that a company acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines has shares available under a pre-existing plan approved by its former stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards and shall not reduce the Shares authorized for issuance under the Plan; provided, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall be made only to individuals who were not employees or directors of the Company or any of its Subsidiaries prior to such acquisition or combination.
b.
Withholding Taxes. The Company shall have the right to deduct from any payment made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to deliver Shares upon the exercise, vesting or payment of any Award that the Participant pays to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes; provided, however, that the Committee may in its discretion permit a Participant to satisfy or arrange to satisfy, in whole or in part, the tax obligations incident to an Award by: (a) electing to have the Company withhold Shares or other property otherwise deliverable to such Participant pursuant to the Award and/or (b) tendering to the Company Shares owned by such Participant (or by such Participant and his or her spouse jointly) and purchased or held for the requisite period of time (if any) as may be required to avoid the Company’s or the Affiliates’ or Subsidiaries’ incurring an adverse accounting charge, based, in each case, on the Fair Market Value of the Shares on the payment or other relevant date as determined by the Committee. In no event will the Fair Market Value of the Shares to be withheld and delivered pursuant to this Section 4(b) exceed the minimum amount required to be withheld, unless (i) (and only to the extent that) an additional amount can be withheld and not result in adverse financial accounting consequences, (ii) such additional withholding amount is authorized by the Committee in an Award agreement or otherwise, and (iii) the total amount withheld does not exceed the Participant’s estimated tax obligations attributable to the applicable transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

5. Dividend Equivalents and Deferral of Awards. The Committee may grant rights to dividends or dividend equivalents (a “Dividend Equivalent Right”) in connection with the grant of a Stock Award, Stock Unit or an Other Stock-Based Award. Each Dividend Equivalent Right shall be subject to such terms as the Committee may determine. All Dividend Equivalent Rights which are not paid currently may, at the Committee’s discretion, accrue interest or be reinvested into additional Shares subject to the Award agreement. Dividend Equivalent Rights shall be paid to (or settled with) the Participant only if and when, and to the extent that, the underlying Award vests. The total number of Shares available for grant under Section 3 and the Share Reserve shall not be reduced to reflect any Dividend Equivalent Rights that are reinvested into additional Shares or credited as Awards. Unless the payment of a dividend to the

Company’s stockholders is an event to which Section 11 applies, no Dividend Equivalent Rights shall be granted with respect to Options or Stock Appreciation Rights. Subject to the requirements of Section 409A of the Code, the Committee or, to the extent delegated by the Committee, the Company may permit all or any portion of any Award under this Plan to be deferred consistent with the requirements and restrictions in the applicable jurisdiction.

6. Terms and Conditions of Options. Options granted under the Plan shall be, as determined by the Committee, non-qualified or incentive stock options for federal income tax purposes, as evidenced by the related Award agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

a.
Option Price. The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of a Share on the date an Option is granted (other than in the case of Options granted in assumption or substitution of previously granted awards, as described in Section 4; provided, that such assumption or substitution is described in Treasury Regulation Section 1.409A-1(b)(5)(v)(D)).
b.
Exercisability. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted. Each Award agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or service with the Company or its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award agreements, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.
c.
Exercise of Options. Except as otherwise provided in the Plan or in an Award agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. The purchase price for the Shares as to which an Option is exercised shall be paid to the Company to the extent permitted by law, (i) in cash or its equivalent (e.g., by personal check or wire) at the time the Option is exercised, (ii) in Shares applying their then-Fair Market Value and satisfying such other requirements as may be imposed by the Committee; provided, that such Shares have been held by the Participant for no less than six months (or such other period as established from time to time by the Committee in order to avoid adverse financial accounting treatment), (iii) partly in cash and partly in Shares (as described in (ii) above), (iv) if there is a public market for the Shares at such time, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the Shares being purchased, or (v) to the extent the Committee shall approve in the Award agreement or otherwise, through “net settlement” in Shares. In the case of a “net settlement” of an Option, the Company will not require a cash payment of the Option Price of the Option set forth in the Award agreement, but will reduce the number of Shares issued upon the exercise by the largest number of whole Shares that have a Fair Market Value that does not exceed the aggregate Option Price set forth in the Award agreement. With respect to any remaining balance of the aggregate Option Price, the Participant shall timely provide the Company with a cash payment for such balance. No Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares, satisfied any applicable tax withholding and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.
d.
ISOs. The Committee may grant Options under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of Section 422 of the Code (or any successor section thereto). No ISO may be granted to any Participant who at the time of such grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the Option Price for such ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either (i) within two years after the date of grant of such ISO or (ii) within one year after the transfer of such Shares from the Company to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition. All Options granted under the Plan are intended to be nonqualified stock options, unless (a) the applicable Award agreement expressly states that the Option is intended to be an ISO and (b) the Board or Committee’s approval of the Option specified that it was intended to be an ISO and (c) the Option qualifies as an ISO under applicable law. If an Option is intended to be an ISO, and if for any reason such Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such non-qualification, such Option (or portion thereof) shall be regarded as a nonqualified stock option granted under the Plan; provided, that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to nonqualified stock options. In no event shall any member of the Committee, the Company or any of its Affiliates (or their respective employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an Option to qualify (or continue to qualify) for any reason as an ISO.
e.
Attestation. Wherever in this Plan or any agreement evidencing an Award a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and/or shall withhold such number of Shares from the Shares acquired by the exercise of the Option, as appropriate.

7. Terms and Conditions of Stock Appreciation Rights.

a.
Grants. The Committee may also grant (i) a Stock Appreciation Right independent of an Option or (ii) a Stock Appreciation Right in connection with an Option, or a portion thereof. A Stock Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same number of Shares covered by an Option (or such lesser number of Shares as the Committee may determine), and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 7 (or such additional limitations as may be included in an Award agreement).
b.
Terms. The exercise price per Share of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the Fair Market Value of a Share on the date the Stock Appreciation Right is granted (other than in the case of a Stock Appreciation Right granted in assumption or substitution of previously granted awards, as described in Section 4; provided, that such assumption or substitution is described in Treasury Regulation Section 1.409A-1(b)(5)(v)(D)); provided, however, that, in the case of a Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, the exercise price may not be less than the Option Price of the related Option. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times (ii) the number of Shares covered by the Stock Appreciation Right. Each Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the Option Price per Share, times (ii) the number of Shares covered by the Option, or portion thereof, which is surrendered. The date on which a notice of exercise is received by the Company shall be the exercise date; provided, that the Participant must have also satisfied any applicable tax withholding. Payment shall be made in Shares or in cash, or partly in Shares and partly in cash (any such Shares valued at such Fair Market Value), as set forth in the Award agreement or as otherwise permitted by the Committee. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Stock Appreciation Right is being exercised. No fractional Shares will be issued in payment for Stock Appreciation Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole Share.
c.
Limitations. The Committee may impose, in its sole discretion, such conditions upon the exercisability or transferability of Stock Appreciation Rights as it may deem fit, but in no event shall a Stock Appreciation Right be exercisable more than ten years after the date it is granted.

8. Terms and Conditions of Stock Awards and Other Stock-Based Awards.

a.
Grants. Stock Awards granted under the Plan shall be evidenced by the related Award agreements and shall be subject to the following terms and conditions of this Section 8. Each Stock Award shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan (including without limitation any performance goals). The provisions of the Stock Award agreements entered into under the Plan need not be identical.
b.
Terms. A Stock Award agreement shall specify the number of Shares to which the Stock Award pertains and is subject to adjustment of such number in accordance with Section 11. Stock Awards may be issued with or without cash consideration under the Plan. A Stock Award may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Award agreement. A Stock Award agreement may provide for accelerated vesting upon the occurrence of certain events as determined by the Committee. The holder of a Stock Award (irrespective of whether the Shares subject to the Stock Award are vested or unvested) awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. However, any dividends received on Stock Award Shares that are unvested (whether such dividends are in the form of cash or Shares) shall be subject to the same vesting conditions and restrictions as the Stock Award with respect to which the dividends were paid. Such additional Shares issued as dividends that are subject to the Stock Award shall not count against the Share Reserve. The Committee may impose, in its sole discretion, such conditions upon the transferability of Stock Awards as it may deem fit.
c.
Other Stock-Based Awards. The Committee, in its sole discretion, may grant or sell other Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made; the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).

9. Terms and Conditions of Stock Units.

a.
Grants. Stock Units granted under the Plan shall be evidenced by the related Award agreements and shall be subject to the following terms and conditions of this Section 9. Each Stock Unit shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan (including without limitation any performance goals). The provisions of the Stock Unit agreements entered into under the Plan need not be identical.
b.
Terms. A Stock Unit agreement shall specify the number of Shares to which the Stock Unit pertains and is subject to adjustment of such number in accordance with Section 11. A Stock Unit may be issued with or without cash consideration under the Plan. A Stock Unit may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit agreement. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to Dividend Equivalent Rights. Prior to vesting of the Stock Units, any Dividend Equivalent Rights accrued on such unvested Stock Units shall be subject to the same vesting conditions and restrictions as the Stock Units to which they attach. A Stock Unit agreement may provide for accelerated vesting upon the occurrence of certain events as determined by the Committee. The Committee may impose, in its sole discretion, such conditions upon the transferability of Stock Units as it may deem fit. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit agreement.
c.
Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Stock Unit Award. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Except as otherwise provided in a Stock Unit agreement or a timely completed deferral election, vested Stock Units shall be settled within thirty days after vesting. The Stock Unit agreement may provide that distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred, in accordance with applicable law, to a later specified date. The amount of a deferred distribution may be increased by an interest factor or by Dividend Equivalent Rights. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.

10. Performance-Based Awards.

a.
Performance-Based Awards. Notwithstanding anything to the contrary herein, any Award may be subject to the achievement of a measurable performance goal or goals (“Performance Measures”) approved by the Committee for a performance period established by the Committee (“Performance-Based Awards”). The Committee, or its delegate, may decide that the number of Shares issuable in respect of the Performance-Based Award or the amount of the Performance-Based Award actually paid to a given Participant may be more or less than the amount determined by the applicable performance goal formula; provided, that the Committee shall have the authority to waive any applicable Performance Measures.
b.
Performance Measures. When granting a Performance-Based Award, the Committee may in its discretion establish the Performance Measure goals at a time prior to or during the applicable performance period. The Committee may in its discretion modify such Performance Measures or the acceptable levels of achievement, in whole or in part, as the Committee deems appropriate. A non-exhaustive list of the potential Performance Measures that may be used for Awards includes the following (including ratios or other relationships between one or more, or a combination, of the following examples of Performance Measures, which may be measured on an absolute basis or relative to peer companies or specific business units of peer companies): (i) return on capital, equity, or assets (including economic value created); (ii) productivity or operating efficiencies; (iii) cost improvements; (iv) cash flow; (v) sales revenue growth; (vi) net income, earnings per share, or earnings from operations; (vii) quality; (viii) customer satisfaction; (ix) comparable site sales; (x) stock price or total stockholder return; (xi) EBITDA or EBITDAR; (xii) after-tax operating income; (xiii) book value per Share; (xiv) debt reduction; (xv) strategic business objectives, including those consisting of one or more objectives based on meeting specified cost targets, business expansion goals and goals relating to acquisitions or divestitures; or (xvi) any combination of the foregoing. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company or any Subsidiary, operating unit, business segment or division of the Company or any Subsidiary and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders’ equity and/or common stock outstanding, or to assets or net assets.
c.
Conditions. Each Performance-Based Award shall be earned, vested and payable (as applicable) upon the achievement (or waiver) of performance goals established by the Committee, as determined by the Committee, based upon one or more of the Performance Measures, together with the satisfaction (or waiver) of any other conditions, such as continued employment, the Committee may determine to be appropriate. The Committee may waive the achievement or satisfaction of any Performance Measure or other condition applicable to a Performance-Based Award.

11. Adjustments upon Certain Events. Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

a.
Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange or change in capital structure, any distribution to stockholders of Shares (other than regular cash dividends) or any similar event, the Committee without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable (subject to Section 18), as to the number or kind of Shares or other securities issued or reserved for issuance as set forth in Section 3 or pursuant to outstanding Awards, as well as any exercise price or purchase price or other share-value based price for such securities, as applicable; provided, that the Committee shall determine in its sole discretion the manner in which such substitution or adjustment shall be made.
b.
Change of Control. In the event of a Change of Control (or similar corporate transaction, whether or not including any Permitted Holder) after the Effective Date, the Committee may (subject to Section 18), but shall not be obligated to, (i) accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an Award, (ii) cancel such Awards for fair value (as determined in the sole discretion of the Committee) which, in the case of Options and Stock Appreciation Rights, may equal the excess, if any, of value of the consideration to be paid in the Change of Control transaction to holders of the same number of Shares subject to such Options or Stock Appreciation Rights (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Options or Stock Appreciation Rights) over the aggregate exercise price of such Options or Stock Appreciation Rights, (iii) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion, or (iv) provide that for a period of at least 10 days prior to the Change of Control, such Options shall be exercisable as to all Shares subject thereto and that upon the occurrence of the Change of Control, such Options shall terminate and be of no further force or effect. For the avoidance of doubt, pursuant to (ii) above, the Committee may cancel Options and Stock Appreciation Rights for no consideration if the value of the consideration to be paid in the Change of Control transaction for a Share is less than or equal to the Option Price of such Option or exercise price of such Stock Appreciation Right.

12. No Right to Employment or Awards. The granting of an Award under the Plan shall impose no obligation on the Company or any of its Affiliates to continue the Employment of a Participant and shall not lessen or affect the Company’s or any of its Affiliates’ right to terminate the Employment of such Participant. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

13. Successors and Assigns. The Plan shall be binding on all successors and assigns of the Company and the Participants, including, without limitation, the estate of each such Participant and the executor, administrator or trustee of such estate, and any receiver or trustee in bankruptcy or any other representative of the Participant’s creditors.

14. Nontransferability of Awards. Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.

15. Amendments or Termination. The Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which, (a) without the approval of the stockholders of the Company, would (except as is provided in Section 11) increase the total number of Shares reserved for the purposes of the Plan or change the maximum number of Shares for which Awards may be granted to any Participant, or (b) without the consent of a Participant, would materially adversely impair any of the rights under any Award theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws (including, without limitation, to avoid adverse tax consequences to the Company or any Participant). Notwithstanding anything in this Plan to the contrary but subject to Section 11, without the approval of the Company’s stockholders, the Committee will not grant any re-load Options or amend or replace any previously granted Option or Stock Appreciation Right in a transaction that constitutes a “repricing,” as such term is used in rules or regulations of the principal securities exchange on which the Shares are listed or admitted to trading. Further, except in connection with a corporate transaction described in Section 11, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock

Appreciation Rights in exchange for cash, other Awards, or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights without stockholder approval.

16. Choice of Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws.

17. Effectiveness of Plan. Awards shall continue to be issued under and governed by the Sixth Amended and Restated 2013 Incentive Compensation Plan until the Restatement Effective Date. This Plan shall become effective as of the Restatement Effective Date. If this Plan is not approved by Company stockholders in 2026 then this Plan shall not become effective and the Sixth Amended and Restated 2013 Incentive Compensation Plan shall continue to remain in place for issuing future Awards. No Award may be granted under the Plan after the tenth anniversary of the Restatement Effective Date, but Awards theretofore granted may extend beyond that date.

18. Section 409A. To the extent applicable, this Plan and Awards issued hereunder shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretative guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding other provisions of the Plan or any Award agreements thereunder, no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant. In the event that it is reasonably determined by the Committee that, as a result of Section 409A of the Code, any payment or delivery of Shares in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A of the Code, the Company will make such payment or delivery of Shares on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code. In the case of a Participant who is a “specified employee” (within the meaning of Section 409A(a)(2)(B)(i) of the Code), any payment and/or delivery of Shares in respect of any Award subject to Section 409A of the Code that is linked to the date of the Participant’s separation from service shall not be made prior to the date which is six (6) months after the date of such Participant’s separation from service from the Company and its Affiliates, determined in accordance with Section 409A of the Code and the regulations promulgated thereunder. The Company shall use commercially reasonable efforts to implement the provisions of this Section 18 in good faith, including adopting such amendments and policies with retroactive effect, and take such other actions as the Committee determines necessary or appropriate to avoid the imposition of an additional tax under Section 409A of the Code; provided, that neither the Company, the Committee nor any of the Company’s employees, directors or representatives shall have any liability to Participants with respect to any taxes, penalties or interest imposed under Section 409A of the Code.

19. Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement including without limitation the Company’s Compensation Recoupment Policy as adopted on October 3, 2023 and as may be amended by the Company from time to time).

20. Section References. Unless otherwise stated or the context requires otherwise, all references in this Plan to “Sections” refer to Sections of this Plan.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet, Smartphone or Tablet-QUICK ✶✶✶ EASY IMMEDIATE 24 Hours a Day, 7 Days a Week or by Mail CLEARPOINT NEURO, INC. Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 14, 2024. INTERNET -www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting - If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend: https://www.cstproxy.com/clearpointneuro/2024 MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. PROXY MAIL - Mark, sign and date your proxy card and return it in the postage-paid envelope provided. ▲ FOLD HERE. DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED A THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4. 1. Election of Directors: (1) Joseph M. Burnett (2) Lynnette C. Fallon (3) R. John Fletcher FOR ALL Nominees listed to the FOR ALL EXCEPT as marked per the Instruction below to the contrary (4) Pascal E.R. Girin (5) B. Kristine Johnson (6) Matthew B. Klein (7) Linda M. Liau (8) Timothy T. Richards (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above) 3. An advisory (non-binding) vote to approve the compensation of ClearPoint Neuro, Inc.'s named executive officers. 4. Approval of ClearPoint Neuro, Inc.'s Fifth Amended and Restated 2013 Incentive C ompensation Plan. Please make your votes X FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 2. Ratification of the appointment of Cherry Bekaert LLP as ClearPoint Neuro, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2024. FOR AGAINST ABSTAIN CONTROL NUMBER Signature, if held jointly Date 2024 Signature Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders To view the 2024 Proxy Statement, 2023 Annual Report and to attend the Annual Meeting, please go to: https://www.cstproxy.com/clearpointneuro/2024 PROXY ▲ FOLD HERE. DO NOT SEPARATE⚫ INSERT IN ENVELOPE PROVIDED ▲ THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CLEARPOINT NEURO, INC. ANNUAL MEETING OF STOCKHOLDERS WEDNESDAY, MAY 15, 2024, 10:00 A.M. PACIFIC TIME The undersigned appoints Joseph M. Burnett and Danilo D'Alessandro as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of ClearPoint Neuro, Inc. held of record by the undersigned at the close of business on March 18, 2024 at the Annual Meeting of Stockholders of ClearPoint Neuro, Inc. to be held on May 15, 2024. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE EIGHT NOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed, on the other sid